UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200 Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1 – Reports to Stockholders –

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying monthly distributions at an annual rate set once a year. The Fund's current monthly distribution is set at a rate of $0.0275 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the

Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund's assets are denominated.

The distributions for the fiscal year ended October 31, 2020 consisted of 23% net investment income, 3% net realized gain and 74% return of capital.

In January 2021, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2020 calendar year.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc., (the "Fund") for the fiscal year ended October 31, 2020. The Fund's principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Fund Updates

As of July 31, 2020, the Fund's blended benchmark changed, as summarized below:

Index	Previous Weight	New Index	New Weight
Bloomberg AusBond Composite Index[1]	35.00%	Bloomberg AusBond Composite Index	10.00%
JP Morgan Asia Credit Diversified Index[2]	40.00%	Markit iBoxx Asian Local Bond Index[6]	40.00%
Markit iBoxx Asia Government Index[3]	15.00%	JP Morgan Asia Credit Index – Diversified[7]	35.00%
Markit iBoxx Asia Government India Index[4]	5.00%	JP Morgan GBI Emerging Market Global Diversified[8]	15.00%
Markit iBoxx Asia Government Indonesia Index[5]	5.00%

Total Investment Return

For the fiscal year ended October 31, 2020, the total returns to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, are as follows:

NAV*	3.6%
Market Price*	-2.8%

*   assuming the reinvestment of all dividends and distributions

The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance, please see the Report of the Investment Manager (page 4) and Total Investment Returns (page 9).

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
10/31/2020	$ 4.65	$ 3.80	18.3%
10/31/2019	$ 4.88	$ 4.25	12.9%

Throughout the fiscal year ended October 31, 2020, the Fund's NAV was within a range of $3.98 to $4.90 and the Fund's market price was within a range of $2.91 to $4.40. During the fiscal year ended October 31, 2020, the Fund's shares traded within a range of a discount of 9.09% to 30.05%.

Special Meeting of Shareholders

On June 10, 2020 shareholders of the Fund voted to approve amendments to, or the elimination of certain of the Fund's fundamental investment policies and restrictions. The amended or eliminated policies and restrictions are discussed further in Note 1 of the Notes to Financial Statements. The changes to the fundamental investment policies and restrictions went into effect on June 24, 2020.

Portfolio Allocation

As of October 31, 2020, the Fund held 75.2% of its total investments in Asian debt securities, 13.6% in Australian debt securities, 4.5% in European debt securities, 2.9% in U.S. debt securities, 2.2% in African debt securities and 1.6% in Latin America debt securities.

Of the Fund's total investments, excluding hedges, 54.2% were held in U.S. Dollar denominated bonds issued by foreign issuers as of October 31, 2020. The rest of the Fund's currency exposure as of October 31, 2020 was 12.8% in the Australian Dollar, 32.0% in various Asian currencies and 1.0% in Peso Uruguayo.

1	The Bloomberg AusBond Composite Bond Index includes investment grade fixed interest bonds of all maturities issued in the Australian debt market under Australian law.
2	The JP Morgan Asia Credit Index is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of the Asia ex-Japan region.
3	The Markit iBoxx Asia Government Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.
4	The Markit iBoxx Asia Government India Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from India.
5	The Markit iBoxx Asia Government Indonesia Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from Indonesia.
6	The Market iBoxx Asia Local Bond Indices ("iBoxx ALBI") is designed to reflect the performance of local currency bonds from 11 Asian local currency bond markets.
7	The JP Morgan Asian Credit Diversified Index is a variant of the JP Morgan Asia Credit Index (JACI) focuses on reducing concentration risk of the JACI index to any particular market. The JACI is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of Asia ex-Japan region.
8	The JP Morgan GBI Emerging Market Global Diversified tracks performance of global EM sovereign local currency bond markets. Weighting methodology is designed to deliver a diversified universe of issuers.

Aberdeen Asia-Pacific Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Of the Fund's total investments, including hedges, 47.3% were held in U.S. Dollar denominated bonds issued by foreign issuers as of October 31, 2020. The rest of the Fund's currency exposure as of October 31, 2020 was 9.7% in the Australian Dollar, 42.0% in various Asian currencies and 1.0% in Peso Uruguayo.

Credit Quality

As of October 31, 2020, 20.2% of the Fund's total investments were invested in securities where either the issue or the issuer was rated A or better by S&P Global Ratings ("S&P")*, Moody's Investors Services, Inc. ("Moody's")** or Fitch Ratings, Inc.***

Portfolio Management

The Fund is managed by Aberdeen Standard Investments' ("ASI") Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective May 2020, Mark Baker replaced Lin-Jing Leong as a member of the team having the most significant responsibility for the day-to-day management of the Fund's portfolio which includes Kenneth Akintewe, David Choi, Paul Lukaszewski and Adam McCabe.

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended October 31, 2020 totaled $0.33 per share. Based on the market price of $3.80 on October 31, 2020, the distribution rate over the twelve-month period ended October 31, 2020 was 8.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 10, 2020 and December 9, 2020, the Fund announced that it will pay on November 30, 2020 and January 31, 2021, respectively, a distribution of U.S. $0.0275 per share to all shareholders of record as of November 20, 2020 and December 31, 2020, respectively.

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation.

Fund's Leverage

The table below summarizes certain key terms of the Fund's current leverage:

Amount ($ in millions)		Maturity
Revolving Credit Facility	$65	August 4, 2021
10-Year Series B Senior Secured Notes	$100	June 12, 2023
10-Year Series A Mandatory Redeemable Preferred shares	$50	June 27, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032
15-Year Series D Senior Secured Notes	$100	August 10, 2032
15-Year Series E Senior Secured Notes	$100	June 19, 2034

As at October 31, 2020, the Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated AA by Fitch*** and the combined $350 million 7-year, 10-year and 15-Year Series B, C, D and E Senior Secured Notes are rated AA by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund's leverage can be found in the Report of the Investment Manager and the Notes to Financial Statements.

Open Market Repurchase Program

The Fund's policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2020 and fiscal year ended October 31, 2019, the Fund repurchased 0 and 1,284,843 shares, respectively.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT

*	S&P's ratings are expressed as letter grades that range from 'AAA' to 'D' to communicate the agency's opinion of relative level of credit risk. Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from 'AAA' to 'BBB-'.
**	Moody's is an independent, unaffiliated research company that rates fixed income securities. Moody's assigns ratings on the basis of risk and the borrower's ability to make interest payments. Typically, securities are assigned a rating from 'Aaa' to 'C', with 'Aaa' being the highest quality and 'C' the lowest quality.
***	"Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

2	Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

(previously on Form N-Q). These reports are available on the SEC's website at sec.gov. The Fund makes this information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC's website at sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

The illness caused by a novel coronavirus (COVID 19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the

U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

Investor Relations Information

As part of Aberdeen Standard's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences.

Contact Us:

•	Visit: www.aberdeenstandard.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/Economic Review

Asia-Pacific region bond markets experienced numerous periods of volatility during the 12-month period ended October 31, 2020, as investors contended with the U.S.-China trade war, the outbreak of COVID-19 and the impact of the subsequent lockdown on the global economy. The onset of COVID-19 resulted in a widespread selloff of historic proportions in risk assets. Global economic growth slowed sharply as various measures implemented by governments worldwide to curb the virus disrupted supply and hurt demand. Meanwhile, oil prices fell to their lowest levels in a decade, while the cessation of industrial activity weighed on commodity prices.

As credit spreads widened significantly, demand for "safe-haven" assets, such as government bonds, soared, driving yields down sharply. This was compounded by central banks globally cutting interest rates to record lows, along with an unprecedented amount of coordinated fiscal support from governments worldwide. The U.S. Federal Reserve (Fed) reduced its benchmark interest rate to near 0% and proposed trillions of dollars in COVID-19 support. The 10-year U.S. Treasury note yield fell by 81 basis points (bps) over the reporting period to 0.87%. The European Union agreed to raise €750 billion from financial markets. Elsewhere, the People's Bank of China reduced interest rates. China's government also extended tax exemptions, in addition to fiscal spending and bond issues. The remainder of Asia followed with similar interest-rate cuts and stimulus measures. Nevertheless, the relatively higher yields in Asia boosted investors' appetite for bonds in the region.

Eventually, COVID-19 infection rates were brought under control in several countries. Investors' optimism returned with improving economic data. By the summer of 2020, risk assets, such as equities and corporate bonds, had recovered, while government bonds fell out of favor. Central banks globally also paused interest-rate cuts. However, they maintained a dovish tone, while deferring to fiscal measures to finance economic growth.

During the reporting period, the Asia-Pacific fixed-income markets recorded positive total returns, driven mainly by local rates. In local-currency government bonds, yields in the short end of the curve declined more than those in the long end as monetary policy supported demand for short-dated bonds, while supply pressures to finance the government rescue packages weighed on longer-dated issues. China was an exception: its short-term rates rose, while those in the long end fell marginally as improving economic conditions fueled investors' risk appetite. In contrast, India, Indonesia, Philippines, Singapore and Malaysia delivered robust total returns, though the currency depreciation in India and Indonesia capped gains.

Emerging-market debt outside Asia experienced difficulty during the reporting period, but with considerable divergence by country. Hard-currency bonds outperformed their local-currency counterparts overall, but sovereign credit spreads endured significant volatility and the spread-widening was only partially reversed. The main driver of the underperformance of the emerging market local-currency bonds was currency weakness in several countries.

Performance Review

Aberdeen Asia-Pacific Income Fund returned 3.6% on a net asset value basis for the 12-month period ended October 31, 2020, and underperformed the 5.8% return of its blended benchmark. The Fund's use of leverage during the widespread global market selloff in March 2020, was a notable contributor to the underperformance for the reporting period.

The Fund uses leverage strategically in an effort to support its income- generating capacity. Over the medium- to longer term, leverage historically has contributed positively to the Fund's performance on a net asset value basis. However, in the short term, leverage can magnify the volatility of the performance of the Fund's holdings.

In view of the longer-term strategic benefit of leverage in supporting the income-generation, the Fund entered into several interest-rate swaps1 to fix the cost of leverage over the long – term investment horizon, having locked in a positive interest-rate differential in the Fund's favor. In response to the dramatically changed global conditions, swap yields declined by more than 70 bps for the seven – to ten-year segment of the yield curve over the reporting period. The marking-to-market2 of these interest-rate swaps that are used to hedge U.S. interest-rate risk associated with the Fund's leverage detracted from the Fund's absolute return over the reporting period. This represents the dramatic decline in current borrowing costs and the opportunity cost of the Fund having locked in the rates at a higher level in the past. Nevertheless, the Fund's performance continues to benefit from a positive interest-rate differential between the interest income on the investment portfolio and cost of the leverage.

The main driver of the Fund's total return during the reporting period was the rally in interest-rates markets, including U.S. Treasury and Asia Pacific local-currency sovereign bonds. This was also complemented

1	An interest-rate swap is an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.
2	Mark-to-market is a method of measuring the fair value of accounts that can fluctuate over time, such as assets and liabilities. Mark-to-market seeks to provide a realistic appraisal of an institution's or company's current financial situation based on current market conditions.

4	Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

by the appreciation of many Asian Pacific region currencies against the U.S. dollar. Asian credit markets were hampered by the spread-widening during the period of dramatic market volatility in March 2020, but subsequently stabilized and rallied in the latter part of the reporting period. The performance of the Asian credit markets over the reporting period were supported by lower U.S. Treasury yields.

Over the past several years, government-bond yields globally have continued to fall. The once high-yielding Australian bond market now has government bond yields below those in the U.S.; this has constrained the income-generating opportunities from which the Fund's performance historically has benefited.

During the course of the 12-month reporting period, shareholders approved several changes to the Fund's investment policies and restrictions that allow the Fund to reduce the exposure of its investment portfolio to the Australian market in favor of what we believe are attractive income-generation opportunities across Asian and non-Asian emerging bond markets.

In the second half of the reporting period, we began the implementation of this reallocation. The timing of this implementation benefited Fund performance as it followed the rally in the Australian dollar and preceded the subsequent appreciation of many Asian currencies against the U.S. dollar. At the end of the reporting period, the Fund had an overweight allocation to Asian currencies relative to its blended benchmark, and avoided underperformance versus emerging-market currencies such as the Turkish lira and Brazilian real, which depreciated against the U.S. dollar over the reporting period.

Within the Fund's Asian local-currency allocations, the overweight to interest-rate risk across India, Indonesia and Malaysia enhanced performance as yields across these markets moved lower. Fund performance was hampered by underweight positions in Hong Kong, the Philippines, Singapore and South Korea, as well as currency exposures to the Indian rupee and the Indonesian rupiah.

The Fund's U.S. dollar-denominated Asian credit exposure detracted from performance amid the heightened market volatility during the reporting period, most notably the positions in the high-yield sector. However, conditions subsequently stabilized, and the Fund's holdings in India and the Middle East performed well.

Outlook

Asian economies generally have recovered more quickly than expected due to the resumption of business activities in these countries. We believe that this should lead to better corporate performance and lower rates of default. Governments globally may also focus on a more targeted fiscal recovery, while we believe that India and Indonesia potentially could shift away from negative credit-rating outlooks. Leading manufacturing indicators for most Asian countries are either above the expansionary level or have moved closer to it. In India and China, the recovery has broadened to the services sector as well. Nevertheless, we believe that caution is warranted in Europe, where the recent spike in COVID-19 cases could stall economic growth.

In our view, the development of an effective coronavirus vaccine, and its effective rollout, will be crucial to market sentiment. U.S. pharmaceutical company Pfizer recently announced that its vaccine was more than 90% effective against COVID-19. However, for emerging economies, treatments from drug companies such as Johnson & Johnson (J&J) may be more relevant due to their efficacy, single dosage and easier storage and transportation requirements. J&J's vaccine is also being manufactured in India alongside other vaccines. India already contributes to 60% of global vaccine supply and, therefore, is well-placed to assist in COVID-19 vaccine production, in our view.

We believe that a victory by Joe Biden in the U.S. presidential election, better-than-expected economic growth momentum, the continued recovery in Asia, and the likelihood of a vaccine heading into the end of 2020 will be supportive of risk assets in Asia, particularly Asian currencies and corporate debt. Although monetary policy most likely will remain accommodative for an extended period, we have preferred to maintain the Fund's relatively short duration in Asian local rates as the recovery in growth, fading of monetary easing ,and supply pressures led to higher yields and steeper curves. However, there were exceptions, including Indonesia, India and, to a lesser degree, Malaysia.

As the economic recovery continues, we believe that Asia remains well-buffered, with relatively healthier fiscal positions and substantial levels of foreign exchange reserves. The region generally has handled the COVID-19 pandemic better than others, in our view. Amid the crisis, India and Indonesia have improved their balance-of-payments positions, providing support to their currencies. Additionally, we believe that the shift in supply chains induced by geopolitical risks may benefit economies such as India, Vietnam and the Association of Southeast Asian Nations (ASEAN) overall.

Meanwhile, other emerging markets are also expected to maintain low interest rates but may have a lot more ground to cover. The COVID-19 pandemic remains a worry, while lockdowns are weighing heavily on economic activity. We believe that the less-than-adequate

3	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

Aberdeen Asia-Pacific Income Fund, Inc.	5

Report of the Investment Manager (unaudited) (continued)

pandemic responses from Brazil and Mexico could come under scrutiny. For Brazil, growing fears about fiscal strains could be another overhang. Prospects for Argentina still appear difficult as well, in our view, though its debt deal is a positive step. Smaller economies, such as Chile and Peru, also confront heightened risks, but we believe that their relatively firmer fundamentals should lend some buffer. Elsewhere, in Russia, the twin challenges presented by oil-price volatility and the COVID-19 pandemic have elevated the need to promote investment beyond energy and materials resources. The market in Romania awaits the disbursement of EU funds to sustain its fiscal spending. The economic recovery in Turkey has been fueled by a credit boom, the weaker lira, and widening current account deficit, which we believe have heightened the risk of another currency crisis. Nevertheless, we anticipate that economic activity will continue to normalize in the months to come. We feel that a declining U.S. dollar and lower oil prices should prove helpful for most markets and could aid a quicker recovery in consumer spending. In addition, the International Monetary Fund has provided bridging support for fiscal positions that were temporarily disrupted, while the private sector's involvement in the G20 Debt Service Suspension Initiative (DSSI)4 could provide some relief to select emerging markets.

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the fiscal year ended October 31, 2020. On April 6, 2020, the Fund extended the term of its existing credit agreement for 120 days, until August 5, 2020, providing for a $100,000,000 senior secured revolving credit loan facility (the "Revolving Credit Facility") with a syndicate of banks with Bank of America Merrill Lynch, N.A., ("BofA") acting as administrative agent. On August 5, 2020, the Fund executed an amendment and assignment of the Credit Agreement that extended the term of the credit agreement to August 4, 2021. The amendment and assignment also appointed the Bank of Nova Scotia to replace BofA as administrative agent. Between March 12, 2020 and March 19, 2020, the Fund paid down its entire $81 million outstanding revolving credit facility balance. Between May 4, 2020 and June 8, 2020, the Fund drew down a total of $65 million on the revolving credit facility. On March 31, 2020, the Fund paid down the outstanding $100 million of the Fund's existing 7-year Series A senior secured notes. On June 19, 2019, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series E senior secured notes that were at the time rated `AAA' by Fitch Ratings. Net proceeds of the Series E notes were used to pay down $100 million of the Fund's existing 4-year Term Loan B originally maturing on December 12, 2019 (the "Term B Facility"). On August 10, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series D senior secured notes that were at the time rated 'AAA' by Fitch Ratings. Net proceeds of the Series D notes were used to pay down $100 million of the Fund's existing 5-year Term Loan A originally maturing on June 12, 2018 (the "Term A Facility"). On February 8, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $50 million of Series C senior secured notes that were at the time rated 'AAA' by Fitch Ratings. Net proceeds of the Series C notes were used to refinance $50 million of the Fund's existing syndicated revolving credit facility (the "Revolving Credit Facility"). On April 7, 2017, the Fund renewed its $100 million Revolving Credit Facility for a 3-year period with a syndicate of banks. On June 12, 2013, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $200 million of Series A and Series B senior secured notes that were at the time rated `AAA' by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the "Notes"). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 (on December 14, 2015, the maturity of this loan was extended to December 14, 2019) and $100 million due June 12, 2018 (the "Term Loan Facility"), which was refinanced as outlined above. On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the "Series A MRPS"). The Series A MRPS have a liquidation value of $50 million and are rated 'AA' by Fitch Ratings. The Fund's revolving credit facility outstanding balance as of October 31, 2020 was $65 million and the total amount of outstanding leverage was $415 million.

4	The DSSI provides a temporary suspension of government-to-government debt payments for 73 countries, which are required to commit to use freed-up resources to increase social, health or economic spending in response to the COVID-19 crisis.

6	Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under the Revolving Credit Facility the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund). A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable.

Each of the Revolving Credit Facility Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund's investment manager, investment adviser, or sub-adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of October 31, 2020, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under its leveraged capital structure cannot yet be determined.

On May 14, 2020, Fitch Ratings downgraded to 'AA' from 'AAA' the ratings of the outstanding Series B-E senior secured notes issued by the Fund and has placed the outstanding Series B-E senior secured note ratings on Rating Watch Negative (RWN). On the same date, Fitch Ratings also placed the 'AA' rated Series A MRPS on RWN.

As indicated in the May 14, 2020 Fitch Ratings press release, the ratings downgrades and RWNs reflect recent extreme market volatility and reduced asset liquidity, which have quickly eroded asset coverage cushions for closed-end funds and challenged fund managers' ability to deleverage. The Fund was able to manage leverage and asset coverage in line with required guidelines specified in transaction documentation. Risks remain with regards to the Fund's ability to sell assets at sufficient valuations at stress levels corresponding to the current high ratings. This is particularly the case as the current period of heightened economic stress has not fully played out, and there are downside risks to Fitch's base case, with potential additional market volatility and/or reduced asset liquidity.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. As of October 31, 2019 the Fund held $81 million in Interest Rate Swaps. In connection with the pay down of the outstanding Revolving Credit Facility all open swap positions were closed in March of 2020. Subsequent to that, the Fund executed multiple drawdowns of the Revolving Credit Facility and opened the following swaps accordingly:

May 4, 2020 – $15 million

May 6, 2020 – $5 million

May 29, 2020 – $25 million

June 8, 2020 – $20 million

As of October 31, 2020, the Fund held interest rate swap agreements with an aggregate notional amount of $65 million, which represented 100% of the Fund's Revolving Credit Facility balance outstanding based upon the notional amounts set forth below:

Remaining Term as of October 31, 2020	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
79 months	Receive	$ 20.0	0.70%
114 months	Receive	$ 15.0	0.62%
114 months	Receive	$ 5.0	0.67%
127 months	Receive	$ 25.0	0.72%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the

Aberdeen Asia-Pacific Income Fund, Inc.	7

Report of the Investment Manager (unaudited) (concluded)

loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Risk Considerations

Past performance is not an indication of future results.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. The Fund focuses its investments in the Asia-Pacific region, which may subject the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase) and issuer risk (the value of a security may decline for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Aberdeen Standard Investments (Asia) Limited

8	Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods ended as of October 31, 2020.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	3.6%	3.7%	5.2%	3.2%
Market Price	-2.8%	-0.5%	4.3%	1.7%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses." Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund's total investment return is based on the reported NAV on the financial reporting period ended October 31, 2020. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The total operating expense ratio based on the fiscal year ended October 31, 2020 was 2.87%. The total operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the fiscal year ended October 31, 2020 was 1.32%.

Aberdeen Asia-Pacific Income Fund, Inc.	9

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2020, 20.2% of the Fund's total investments were invested in securities where either the issue or the issuer was rated "A" or better by S&P, Moody's or Fitch or, if unrated, was judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of October 31, 2020, compared to April 30, 2020 and October 31, 2019:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %	NR** %
October 31, 2020	8.7	4.4	7.1	27.6	9.3	9.2	0.2	33.5
April 30, 2020	26.1	6.6	9.4	24.4	7.8	5.3	0.1	20.3
October 31, 2019	24.9	6.8	9.1	24.4	7.0	4.9	0.2	22.7

*	Below investment grade
**	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S & P, Moody's or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. Aberdeen Standard Investments (Asia) Limited (or the "Investment Manager") evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund's total investments as of October 31, 2020, compared to April 30, 2020 and October 31, 2019:

Date	Asia (including NZ) %	Australia %	Europe %	United States %	Africa %	Latin America %
October 31, 2020	75.2	13.6	4.5	2.9	2.2	1.6
April 30, 2020	60.5	32.6	4.6	2.3	0.0	0.0
October 31, 2019	61.1	30.8	5.8	2.3	0.0	0.0

Currency Composition

The table below shows the currency composition, including hedges, of the Fund's total investments as of October 31, 2020, compared to April 30, 2020 and October 31, 2019:

Date	US Dollar* %	Asian Currencies (including NZ Dollar) %	Australian Dollar %	Latin American Currencies %
October 31, 2020	47.3	42.0	9.7	1.00
April 30, 2020	53.6	21.2	25.2	0.00
October 31, 2019	50.8	26.0	23.2	0.00

*	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 54.2% of the Fund's total investments on October 31, 2020, 48.0% of the Fund's total investments on April 30, 2020, and 42.3% of the Fund's total investments on October 31, 2019.

10	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2020, the average maturity of the Fund's total investments was 9.5 years, compared with 8.3 years at April 30, 2020 and compared with 8.1 years at October 31, 2019. The table below shows the maturity composition of the Fund's investments as of October 31, 2020, compared to April 30, 2020 and October 31, 2019:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2020	27.0	24.4	26.9	21.7
April 30, 2020	28.0	20.6	33.5	17.9
October 31, 2019	29.0	24.0	30.2	16.8

Modified Duration

As of October 31, 2020, the modified duration* of the Fund was 5.07 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the overall fund. Excluding swaps will increase portfolio duration.

*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

Aberdeen Asia-Pacific Income Fund, Inc.	11

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2020 compared to April 30, 2020 and October 31, 2019.

		Oct-20	Apr-20	Oct-19
Australia	90 day Bank Bills	0.06%	0.10%	0.94%
	10 yr bond	0.12%	0.25%	0.82%
	currency USD per 1 AUD	0.70	0.65	0.69
South Korea	90 day commercial paper	0.63%	1.10%	1.44%
	10 yr bond	1.55%	1.52%	1.73%
	currency local per 1USD	₩1134.70	₩1218.45	₩1163.45
Thailand	3 months deposit rate	0.38%	0.50%	1.00%
	10 yr bond	1.34%	1.14%	1.53%
	currency local per 1USD	฿31.17	฿32.36	฿30.20
Philippines	90 day T-Bills	4.64%	4.64%	4.64%
	10 yr bond	7.67%	7.67%	7.67%
	currency local per 1USD	₱48.40	₱50.41	₱50.75
Malaysia	3-month T-Bills	1.57%	2.35%	3.05%
	10 yr bond	2.62%	2.89%	3.41%
	currency local per 1USD	RM4.16	RM4.30	RM4.18
Singapore	3-month T-Bills	0.30%	0.41%	1.72%
	10 yr bond	0.81%	0.90%	1.78%
	currency local per 1USD	S$1.37	S$1.41	S$1.36
India	3-month T-Bills	6.11%	6.11%	6.11%
	10 yr bond	5.88%	6.11%	6.68%
	currency local per 1USD	₹74.11	₹75.10	₹70.93
Indonesia	3 months deposit rate	4.97%	5.53%	5.95%
	10 yr bond	6.58%	7.83%	6.98%
	currency local per 1USD	Rp14625.00	Rp14875.00	Rp14037.00
China Onshore	3-month Bill Yield	2.63%	2.63%	2.63%
	10 yr bond	3.18%	2.51%	3.28%
	currency local per 1USD	¥6.70	¥7.05	¥7.04
Sri Lanka	3-month Generic Govt Yield	4.60%	6.80%	7.65%
	10 yr bond	7.27%	9.21%	10.39%
	currency local per 1USD	Rs184.30	Rs190.50	Rs181.60
Yankee Bonds	Indonesia	1.96%	3.38%	2.87%
	Sri Lanka	18.07%	16.69%	7.07%

12	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of October 31, 2020

Principal
Amount			Value
(000) or Shares		Description	(US$)
CORPORATE BONDS—76.8%
AUSTRALIA—2.4%
USD	6,000	Australia and New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	$ 6,805,560
USD	6,845	Macquarie Bank Ltd., 3.62%, 06/03/2030(b)	7,184,825
USD	4,000	QBE Insurance Group Ltd., (fixed rate to 05/12/2025, variable rate thereafter), 5.88%, 05/12/2025(a)(b)	4,270,000
USD	9,100	Santos Finance Ltd., 4.13%, 06/14/2027(b)(c)	9,340,422
USD	4,792	Virgin Australia Holdings Ltd., 8.13%, 05/15/2024(b)(c)(d)	287,520
SGD	250	Westpac Banking Corp., 4.11%, 04/15/2025	194,297
			28,082,624
CHINA—24.1%
USD	6,500	Bluestar Finance Holdings Ltd., 3.38%, 07/16/2024(b)	6,742,580
CNY	10,000	Central Huijin Investment, 3.67%, 01/16/2024	1,496,120
CNY	30,000	Central Huijin Investment Ltd., 3.02%, 03/13/2025	4,347,519
USD	3,700	China Aoyuan Group Ltd., 6.20%, 09/24/2023(b)(c)	3,550,732
SGD	1,250	China Aoyuan Group Ltd., 7.15%, 11/30/2020(b)	925,180
USD	6,400	China Aoyuan Group Ltd., 7.95%, 11/30/2020(b)	6,531,199
USD	3,800	China Construction Bank Corp., (fixed rate to 02/27/2024, variable rate thereafter), 4.25%, 02/27/2024(b)(c)	4,055,204
USD	4,000	China Construction Bank Corp., (fixed rate to 06/24/2025, variable rate thereafter), 2.45%, 06/24/2025(b)(c)	4,015,959
CNY	120,000	China Development Bank, 3.34%, 07/14/2025	17,846,512
CNH	8,000	China Development Bank Hong Kong, 3.20%, 09/21/2023	1,199,322
USD	7,400	China Evergrande Group, 12.00%, 01/22/2022(b)(c)	6,224,438
USD	3,929	China Huadian Overseas Development 2018 Ltd., (fixed rate to 06/23/2025, variable rate thereafter), 3.38%, 06/23/2025(a)(b)	4,027,225
CNY	10,000	China National Petroleum Corp., 3.72%, 09/20/2021	1,499,249
USD	3,500	China Oil & Gas Group Ltd., 5.50%, 07/25/2021(b)(c)	3,578,569
USD	5,600	China Overseas Finance Cayman VIII Ltd., 3.45%, 07/15/2029(b)	5,978,896
CNY	40,000	China Petroleum & Chemical Corp., 2.70%, 04/01/2023	5,862,853
USD	7,122	Chinalco Capital Holdings Ltd., 4.25%, 04/21/2022(b)	7,239,428
USD	3,700	CIFI Holdings Group Co. Ltd., 6.00%, 01/16/2023(b)(c)	3,812,791
USD	7,000	CIFI Holdings Group Co. Ltd., 6.55%, 03/28/2022(b)(c)	7,388,138
USD	3,405	CMHI Finance BVI Co. Ltd.(fixed rate to 10/09/2025 variable rate thereafter), 3.88%, 10/09/2025(a)(b)	3,434,794
USD	2,000	CNAC HK Finbridge Co. Ltd., 3.50%, 07/19/2022(b)	2,049,656
USD	2,000	CNOOC Petroleum North America ULC, 7.40%, 05/01/2028	2,700,100
USD	5,875	CNOOC Petroleum North America ULC, 7.88%, 03/15/2032	8,979,402
USD	3,600	Contemporary Ruiding Development Ltd., 2.63%, 06/17/2030(b)(c)	3,579,158
USD	8,110	Country Garden Holdings Co. Ltd., 7.25%, 04/08/2023(b)(c)	9,065,967
MYR	10,000	Country Garden Real Estate Sdn Bhd, 6.40%, 05/06/2022	2,522,286
SGD	2,500	Eastern Air Overseas Hong Kong Co. Ltd., 2.80%, 11/16/2020(b)	1,829,313
USD	6,800	ENN Clean Energy International Investment Ltd., 7.50%, 02/27/2021(b)	6,851,000
USD	3,200	Fufeng Group Ltd., 5.88%, 08/28/2021(b)	3,288,064
USD	3,600	Gansu Provincial Highway Aviation Tourism Investment Group Co. Ltd., 3.25%, 11/03/2023(b)	3,600,000
USD	3,000	Geely Automobile Holdings Ltd., 3.63%, 01/25/2023(b)	3,068,291
USD	4,200	Geely Sweden Finance AB, 4.88%, 11/15/2021(b)	4,268,240
USD	5,400	HBIS Group Hong Kong Co. Ltd., 3.75%, 12/18/2022(b)	5,510,471
USD	3,470	Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/2021(b)(c)	3,617,007
USD	2,500	Huarong Finance II Co. Ltd., 5.50%, 01/16/2025(b)	2,786,150

Aberdeen Asia-Pacific Income Fund, Inc.	13

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	6,650	Longfor Group Holdings Ltd., 3.95%, 09/16/2029(b)	$ 7,060,970
USD	2,052	Meituan, 2.13%, 09/28/2025(b)(c)	2,053,854
USD	5,700	New Oriental Education & Technology Group, Inc., 2.13%, 06/02/2025(b)(c)	5,619,580
USD	3,463	Ronshine China Holdings Ltd., 7.35%, 12/15/2022(b)(c)	3,464,719
USD	5,760	Ronshine China Holdings Ltd., 8.10%, 12/09/2021(b)(c)	5,848,962
USD	3,754	SD Iron & Steel Xinheng Co., 6.50%, 11/05/2023(b)	3,754,000
USD	12,883	Seazen Group Ltd., 6.00%, 08/12/2024(b)	13,017,583
USD	2,310	Seazen Group Ltd., 6.45%, 06/11/2022(b)	2,347,536
USD	7,300	Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, 04/13/2030(b)(c)	7,312,413
USD	3,091	Shanghai Port Group BVI Development Co. Ltd., 2.85%, 09/11/2029(b)	3,220,606
USD	11,800	Shimao Group Holdings Ltd., 5.60%, 07/15/2023(b)(c)	12,926,097
USD	1,100	Shimao Group Holdings Ltd., 4.60%, 07/13/2025(b)(c)	1,178,716
USD	3,000	Sinochem International Development Pte Ltd., 3.13%, 07/25/2022(b)	3,072,255
USD	7,500	Sunac China Holdings Ltd., 6.50%, 07/09/2022(b)(c)	7,353,322
USD	3,394	Tencent Holdings Ltd., 3.24%, 12/03/2049(b)(c)	3,404,760
USD	6,100	Weibo Corp., 3.38%, 04/08/2030(c)	6,110,562
USD	7,000	Wuhan Metro Group Co. Ltd., (fixed rate to 12/05/2021, variable rate thereafter),5.98%, 12/05/2021(a)(b)	7,265,983
USD	7,300	Yunda Holding Investment Ltd., 2.25%, 08/19/2025(b)	7,255,178
USD	4,000	Zhenro Properties Group Ltd., 7.88%, 01/14/2023(b)(c)	3,981,762
USD	7,400	Zhenro Properties Group Ltd., 9.15%, 03/08/2021(b)(c)	7,588,632
			277,309,303
GERMANY—0.9%
SGD	3,200	Deutsche Bank AG, 4.10%, 02/14/2021	2,357,334
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024(e)	8,088,871
			10,446,205
HONG KONG—2.0%
USD	754	Far East Consortium International Ltd., 3.75%, 09/08/2021(b)	748,138
USD	15,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027(b)	20,938,640
USD	980	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033(b)	1,528,620
			23,215,398
INDIA—16.8%
USD	7,302	Adani Electricity Mumbai Ltd., 3.95%, 02/12/2030(b)	7,214,596
USD	6,910	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(b)	7,462,800
USD	6,500	Adani Ports & Special Economic Zone Ltd., 4.20%, 02/04/2027(b)(c)	6,535,328
USD	3,050	Adani Transmission Ltd., 4.00%, 08/03/2026(b)	3,186,986
USD	3,990	Adani Transmission Ltd., 4.25%, 05/21/2036(b)(f)	4,032,303
INR	200,000	Axis Bank Ltd., 7.60%, 10/20/2023	2,872,628
INR	500,000	Axis Bank Ltd., 8.85%, 12/05/2024	7,495,015
USD	7,030	Azure Power Solar Energy Pvt Ltd., 5.65%, 09/24/2022(b)(c)	7,385,015
USD	3,300	Bharti Airtel International Netherlands BV, 5.35%, 05/20/2024(b)	3,579,731
USD	5,173	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(b)	5,120,308
INR	750,000	HDFC Bank Ltd., 7.95%, 09/21/2026	10,933,752
INR	100,000	Housing Development Finance Corp. Ltd., 7.90%, 08/24/2026	1,455,525
INR	100,000	Housing Development Finance Corp. Ltd., 8.05%, 06/20/2022	1,420,433
INR	250,000	Housing Development Finance Corp. Ltd., 8.58%, 03/18/2022	3,560,959
INR	550,000	Housing Development Finance Corp. Ltd., 9.05%, 11/20/2023	8,161,100

14	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
INDIA (continued)
USD	6,500	ICICI Bank Ltd., 4.00%, 03/18/2026(b)	$ 6,902,575
INR	400,000	ICICI Bank Ltd., 7.60%, 10/07/2023	5,717,001
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	3,686,537
USD	5,732	India Infoline Finance Ltd., 5.88%, 04/20/2023(b)	5,072,538
USD	2,000	Indiabulls Housing Finance Ltd., 6.38%, 05/28/2022(b)	1,720,973
INR	200,000	Indiabulls Housing Finance Ltd., 8.90%, 09/26/2021(d)	2,511,329
INR	100,000	Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026(d)	783,689
INR	300,000	Indiabulls Housing Finance Ltd., 9.08%, 12/31/2021(d)	3,661,226
INR	50,000	Indian Railway Finance Corp. Ltd., 8.45%, 12/04/2028	758,391
INR	150,000	National Highways Authority of India, 7.70%, 09/13/2029	2,177,081
USD	6,800	Neerg Energy Ltd., 6.00%, 11/30/2020(b)(c)	6,901,992
INR	50,000	NTPC Ltd., 8.05%, 05/05/2026	749,587
INR	250,000	NTPC Ltd., 8.10%, 05/27/2026	3,626,320
USD	990	ONGC Videsh Ltd., 3.75%, 05/07/2023(b)	1,029,125
USD	7,112	Power Finance Corp. Ltd., 6.15%, 12/06/2028(b)	8,047,610
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	3,692,318
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	5,964,766
INR	150,000	Power Grid Corp. of India Ltd., 8.13%, 04/25/2027	2,199,277
INR	500,000	Power Grid Corp. of India Ltd., 8.13%, 04/25/2028	7,384,071
USD	3,230	REC Ltd., 3.50%, 12/12/2024(b)	3,303,321
USD	3,689	REC Ltd., 4.75%, 05/19/2023(b)	3,894,672
INR	150,000	REC Ltd., 8.10%, 06/25/2024	2,162,939
USD	2,550	Reliance Industries Ltd., 4.13%, 01/28/2025(b)	2,800,561
INR	800,000	Reliance Industries Ltd., 8.30%, 03/08/2022	11,377,731
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	2,823,044
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,265,731
INR	70,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	1,010,300
INR	300,000	State of Maharashtra India, 7.20%, 08/09/2027	4,272,706
USD	6,937	UPL Corp. Ltd., 4.63%, 06/16/2030(b)	7,054,908
			193,968,798
INDONESIA—6.5%
IDR	20,000,000	Adira Dinamika Multi Finance Tbk PT, 7.80%, 10/04/2022	1,382,427
IDR	10,000,000	Astra Sedaya Finance PT, 8.80%, 02/13/2022	708,718
USD	2,198	Bank Mandiri Persero Tbk PT, 4.75%, 05/13/2025(b)	2,415,301
USD	3,250	Bank Rakyat Indonesia Persero Tbk PT, 3.95%, 03/28/2024(b)	3,446,397
IDR	10,000,000	Bank Rakyat Indonesia Persero Tbk PT, 8.25%, 08/24/2024	701,402
USD	7,300	Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/2025(b)	7,303,370
IDR	10,000,000	Federal International Finance PT, 8.80%, 03/12/2022	703,727
USD	5,326	FPC Treasury Ltd., 4.50%, 04/16/2023(b)	5,474,992
USD	3,766	Hutama Karya Persero PT, 3.75%, 02/11/2030(b)(c)(e)	4,057,425
IDR	20,000,000	Lembaga Pembiayaan Ekspor Indonesia, 8.45%, 07/09/2022	1,416,342
USD	5,752	LLPL Capital Pte Ltd., 6.88%, 02/04/2039(b)(f)	6,587,337
USD	4,565	Medco Oak Tree Pte Ltd., 7.38%, 05/14/2023(b)(c)	4,404,279
USD	2,150	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022(b)(c)	2,075,583
USD	3,400	Perusahaan Listrik Negara PT, 3.88%, 07/17/2029(b)	3,629,500
USD	6,129	Perusahaan Listrik Negara PT, 6.15%, 05/21/2048(b)	7,799,153
IDR	12,000,000	Perusahaan Listrik Negara PT, 8.25%, 07/05/2023	851,036
USD	7,227	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.00%, 12/30/2049(b)(c)	7,120,989

Aberdeen Asia-Pacific Income Fund, Inc.	15

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
INDONESIA (continued)
USD	6,800	Sri Rejeki Isman Tbk PT, 7.25%, 10/16/2022(b)(c)	$ 6,730,840
USD	6,739	TBG Global Pte Ltd., 5.25%, 11/30/2020(b)(c)	6,742,366
IDR	20,000,000	Wijaya Karya Persero Tbk PT, 7.70%, 01/31/2021(b)	1,313,021
			74,864,205
JAPAN—1.0%
USD	11,000	Nissan Motor Co. Ltd., 4.81%, 06/17/2030(b)(c)	11,032,467
KUWAIT—0.6%
USD	6,759	MEGlobal Canada ULC, 5.00%, 05/18/2025(b)	7,356,834
MACAU—0.6%
USD	3,575	MGM China Holdings Ltd., 5.25%, 06/18/2022(b)(c)	3,591,802
USD	3,500	MGM China Holdings Ltd., 5.88%, 05/15/2022(b)(c)	3,535,210
			7,127,012
MALAYSIA—1.6%
MYR	1,500	Cagamas Bhd, 4.45%, 11/25/2020	361,526
MYR	5,000	CIMB Group Holdings Bhd, 4.95%, 03/29/2023(c)	1,265,917
MYR	5,000	DRB-Hicom Bhd, 5.10%, 12/12/2029	1,239,002
MYR	5,000	Malayan Banking Bhd, (fixed rate to 09/25/2024, variable rate thereafter), 4.08%, 09/25/2024(a)	1,246,931
MYR	5,000	Pengerang LNG Two Sdn Bhd, 2.86%, 10/20/2028	1,204,645
MYR	5,000	Pengerang LNG Two Sdn Bhd, 2.92%, 10/19/2029	1,204,296
USD	2,600	Petronas Capital Ltd., 3.50%, 01/21/2030(b)(c)	2,893,281
MYR	5,000	Press Metal Aluminium Holdings Bhd, 4.00%, 08/15/2025	1,205,511
USD	7,000	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026(b)	7,516,180
			18,137,289
MONGOLIA—0.7%
USD	9,400	Mongolian Mining Corp./Energy Resources LLC, 9.25%, 04/15/2021(b)(c)	7,565,326
NORWAY—0.5%
AUD	7,000	Kommunalbanken AS, 4.50%, 04/17/2023(b)	5,420,100
			5,420,100
PHILIPPINES—3.8%
USD	7,000	ICTSI Treasury BV, 5.88%, 09/17/2025(b)	7,818,440
USD	5,025	Jollibee Worldwide Pte Ltd., (fixed rate to 01/23/2025, variable rate thereafter), 3.90%, 01/23/2025(a)(b)	4,623,000
USD	11,000	Manila Water Co., Inc., 4.38%, 07/30/2025(b)(c)	10,955,479
USD	13,086	Megaworld Corp., 4.25%, 04/17/2023(b)	13,510,192
USD	7,000	Royal Capital BV, (fixed rate to 05/05/2024, variable rate thereafter), 4.88%, 05/05/2024(a)(b)	7,036,400
			43,943,511
QATAR—0.1%
CNH	10,000	QNB Finance Ltd., 5.10%, 03/08/2021	1,502,289
SAUDI ARABIA—0.6%
USD	7,000	Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 03/21/2023(b)	6,855,800

16	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
SINGAPORE—3.9%
USD	4,300	DBS Group Holdings Ltd., (fixed rate to 02/27/2025, variable rate thereafter), 3.30%, 02/27/2025(a)(b)	$ 4,289,250
USD	2,400	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2023(b)(c)	2,615,079
USD	7,289	Marble II Pte Ltd., 5.30%, 06/20/2021(b)(c)	7,307,221
USD	3,800	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25%, 07/27/2022(a)(b)	3,803,458
USD	26,825	Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(b)	26,574,186
			44,589,194
SOUTH KOREA—2.4%
USD	11,400	Busan Bank Co. Ltd., 3.63%, 07/25/2026(b)	12,118,656
USD	3,300	Hanwha Total Petrochemical Co. Ltd., 3.88%, 01/23/2024(b)	3,530,670
USD	2,000	Kookmin Bank, 2.50%, 11/04/2030	1,996,840
USD	5,900	Shinhan Bank Co. Ltd., 4.50%, 03/26/2028(b)	6,702,282
USD	3,650	Tongyang Life Insurance Co. Ltd.(fixed rate to 09/22/2025 variable rate thereafter), 5.25%,
		09/22/2025(a)(b)	3,645,255
			27,993,703
THAILAND—2.2%
USD	1,200	Bangkok Bank PCL, 9.03%, 03/15/2029(b)	1,646,854
USD	6,900	Bangkok Bank PCL, (fixed rate to 09/25/2029, variable rate thereafter), 3.73%, 09/25/2029(b)(c)	6,757,197
USD	5,800	Minor International PCL, (fixed rate to 06/29/2023, variable rate thereafter), 3.10%, 06/29/2023(a)(b)	5,821,750
USD	2,325	PTT Treasury Center Co. Ltd., 3.70%, 01/16/2070(b)(c)	2,253,922
USD	5,300	PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/2059(b)	5,653,246
USD	3,800	TMB Bank PCL, (fixed rate to 12/02/2024, variable rate thereafter), 4.90%, 12/02/2024(a)(b)	3,602,400
			25,735,369
TURKEY—0.3%
USD	3,460	Turk Telekomunikasyon AS, 6.88%, 02/28/2025(b)	3,525,740
			3,525,740
UNITED ARAB EMIRATES—3.4%
MYR	10,000	Abu Dhabi National Energy Co. PJSC, 4.65%, 03/03/2022	2,461,604
SGD	6,500	Emirates NBD Bank PJSC, 3.05%, 03/06/2023(b)	4,848,418
USD	7,100	Esic Sukuk Ltd., 3.94%, 07/30/2024(b)	7,122,010
USD	7,237	Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/2036(b)(f)	7,219,588
USD	6,500	MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)	6,433,616
USD	6,442	Medjool Ltd., 3.88%, 03/19/2023(b)(f)	6,378,283
USD	4,341	National Central Cooling Co. PJSC, 2.50%, 10/21/2027(b)	4,334,488
			38,798,007
UNITED KINGDOM—1.4%
USD	6,999	Standard Chartered PLC, 3.95%, 01/11/2023(b)	7,299,990
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026(b)	5,543,800
USD	2,759	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)	2,934,886
			15,778,676
UNITED STATES—0.6%
USD	5,600	Hyundai Capital America, 6.38%, 01/08/2030(b)(c)	7,149,549
			7,149,549

Aberdeen Asia-Pacific Income Fund, Inc.	17

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
VIETNAM—0.4%
USD	4,310	Mong Duong Finance Holdings BV, 5.13%, 05/07/2023(b)	$ 4,385,093
			4,385,093
		Total Corporate Bonds—76.8% (cost $884,256,344)	884,782,492
GOVERNMENT BONDS—59.1%
AUSTRALIA—14.1%
AUD	54,000	Australia Government Bond, 3.25%, 06/21/2039(b)	49,133,327
AUD	13,500	New South Wales Treasury Corp., 3.00%, 02/20/2030(b)	11,157,280
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026(b)	6,297,694
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	11,363,035
AUD	22,000	Queensland Treasury Corp., 4.25%, 07/21/2023(b)	17,148,531
AUD	51,400	Queensland Treasury Corp., 5.50%, 06/21/2021(b)	37,358,431
AUD	4,690	Queensland Treasury Corp., 6.00%, 06/14/2021(b)(e)	3,418,444
AUD	20,000	Treasury Corp. of Victoria, 6.00%, 10/17/2022	15,673,832
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	11,059,292
			162,609,866
BAHRAIN—0.6%
USD	7,300	Bahrain Government International Bond, 5.45%, 09/16/2032(b)	7,126,033
			7,126,033
CHINA—6.5%
CNY	60,000	China Government Bond, 1.99%, 04/09/2025(g)	8,569,804
CNY	30,000	China Government Bond, 2.20%, 02/13/2022(g)	4,441,329
CNY	150,000	China Government Bond, 2.36%, 07/02/2023(g)	22,060,535
CNY	280,000	China Government Bond, 2.68%, 05/21/2030(g)	40,079,785
			75,151,453
EL SALVADOR—0.9%
USD	12,500	El Salvador Government International Bond, 8.25%, 04/10/2032(b)	10,268,875
INDIA—4.1%
INR	1,100,000	India Government Bond, 6.19%, 09/16/2034	14,714,517
INR	1,340,000	India Government Bond, 7.26%, 01/14/2029	19,557,319
INR	880,000	India Government Bond, 7.72%, 05/25/2025	13,026,482
INR	9,590	India Government Bond, 9.20%, 09/30/2030	157,315
			47,455,633
INDONESIA—13.7%
USD	5,314	Indonesia Government International Bond, 5.35%, 02/11/2049	7,082,767
USD	9,880	Indonesia Government International Bond, 8.50%, 10/12/2035(b)	15,807,111
IDR	271,570,000	Indonesia Treasury Bond, 6.13%, 05/15/2028	18,054,531
IDR	354,000,000	Indonesia Treasury Bond, 6.50%, 02/15/2031	24,017,455
IDR	15,000,000	Indonesia Treasury Bond, 6.63%, 05/15/2033	984,923
IDR	13,800,000	Indonesia Treasury Bond, 7.00%, 05/15/2027	974,917
IDR	61,747,000	Indonesia Treasury Bond, 7.50%, 04/15/2040	4,325,879
IDR	629,200,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	46,907,129
IDR	107,124,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	8,145,086
IDR	300,000,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	23,019,487

18	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
INDONESIA (continued)
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	$ 2,341,128
IDR	16,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,287,221
USD	3,770	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027(b)	4,222,965
			157,170,599
IVORY COAST—1.1%
USD	11,900	Ivory Coast Government International Bond, 6.38%, 03/03/2028(b)(f)	12,476,079
			12,476,079
MALAYSIA—6.0%
MYR	15,000	Malaysia Government Bond, 2.63%, 04/15/2031	3,610,722
MYR	80,200	Malaysia Government Bond, 3.48%, 06/14/2024	20,353,269
MYR	3,293	Malaysia Government Bond, 3.48%, 03/15/2023	823,908
MYR	28,800	Malaysia Government Bond, 3.73%, 06/15/2028	7,510,514
MYR	24,900	Malaysia Government Bond, 3.83%, 07/05/2034	6,461,955
MYR	33,600	Malaysia Government Bond, 4.07%, 06/15/2050	8,319,538
MYR	52,000	Malaysia Government Bond, 4.18%, 07/15/2024	13,514,433
MYR	30,500	Malaysia Government Bond, 4.92%, 07/06/2048	8,437,071
			69,031,410
NIGERIA—1.4%
USD	15,500	Nigeria Government International Bond, 8.75%, 01/21/2031(b)	16,086,830
PAKISTAN—3.4%
USD	20,090	Pakistan Government International Bond, 6.88%, 12/05/2027(b)	19,641,913
USD	8,185	Pakistan Government International Bond, 8.25%, 04/15/2024(b)	8,510,436
USD	10,719	Pakistan Government International Bond, 8.25%, 09/30/2025(b)	11,217,433
			39,369,782
SOUTH KOREA—1.8%
KRW	23,600,000	Korea Treasury Bond, 1.00%, 06/10/2023	20,821,694
SRI LANKA—0.2%
USD	5,000	Sri Lanka Government International Bond, 6.83%, 07/18/2026(b)	2,649,698
SUPRANATIONAL—2.6%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	10,482,014
AUD	15,000	Inter-American Development Bank, 6.00%, 02/26/2021	10,735,897
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	8,259,600
			29,477,511
UKRAINE—1.4%
USD	16,200	Ukraine Government International Bond, 7.38%, 09/25/2032(b)(f)	15,517,008
			15,517,008
URUGUAY—1.3%
UYU	645,000	Uruguay Government International Bond, 9.88%, 06/20/2022(b)	15,461,713
			15,461,713
		Total Government Bonds—59.1% (cost $697,042,324)	680,674,184

Aberdeen Asia-Pacific Income Fund, Inc.	19

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
SHORT-TERM INVESTMENT—3.5%
UNITED STATES—3.5%
USD	40,741,904	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(h)	$ 40,741,904
			40,741,904
		Total Short-Term Investment—3.5% (cost $40,741,904)	40,741,904
		Total Investments—139.4% (cost $1,622,040,572)(i)	1,606,198,580
		Long Term Debt Securities	(415,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value	(50,000,000)
		Other Assets in Excess of Liabilities—0.9%	10,648,457
		Net Assets—100.0%	$ 1,151,847,037

AUD—Australian Dollar

CNH—Chinese Yuan Renminbi Offshore

CNY—Chinese Yuan Renminbi

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MYR—Malaysian Ringgit

PHP—Philippine Peso

SGD—Singapore Dollar

THB—Thai Baht

USD—U.S. Dollar

UYU—Uruguayan Peso

(a)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(b)	Denotes a restricted security.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Illiquid security.
(e)	This security is government guaranteed.
(f)	Sinkable security.
(g)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(h)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(i)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

20	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

At October 31, 2020, the Company held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (C$)	Market Value (C$)	Unrealized Appreciation/ (Depreciation) (C$)
Long Contract Positions
United States Treasury Note 6%—Ultra Bond	193	12/21/2020	$ 43,060,971	$ 41,495,000	$ (1,565,971)
United States Treasury Note 6%—2 year	326	12/31/2020	72,008,575	71,995,062	(13,513)
					$ (1,579,484)
Short Contract Positions
United States Treasury Note 6%—10 year	(835)	12/21/2020	$ (116,239,152)	$ (115,412,656)	$ 826,496
United States Treasury Note 6%—5 year	(56)	12/31/2020	(7,053,373)	(7,033,687)	19,686
					$ 846,182
					$ (733,302)

At October 31, 2020, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
11/17/2020	Royal Bank of Canada	AUD	70,000,000	USD	50,032,920	$ 49,206,121	$ (826,799)
Chinese Yuan Renminbi Offshore/United States Dollar
11/17/2020	Citibank N.A.	CNH	18,778,645	USD	2,800,001	2,801,628	1,627
11/17/2020	UBS AG	CNH	26,089,603	USD	3,800,000	3,892,365	92,365
01/28/2021	Citibank N.A.	CNH	438,705,995	USD	65,000,000	65,109,327	109,327
Indonesian Rupiah/United States Dollar
01/20/2021	UBS AG	IDR	221,475,000,000	USD	15,000,000	14,876,837	(123,163)
Philippine Peso/United States Dollar
01/08/2021	Citibank N.A.	PHP	1,360,464,000	USD	28,000,000	28,006,657	6,657
Singapore Dollar/United States Dollar
11/13/2020	HSBC Bank USA	SGD	48,660,541	USD	35,800,000	35,624,091	(175,909)
11/13/2020	Standard Chartered Bank	SGD	16,661,689	USD	12,185,259	12,197,923	12,664
South Korean Won/United States Dollar
11/06/2020	Citibank N.A.	KRW	10,669,050,000	USD	9,000,000	9,397,347	397,347
11/06/2020	Royal Bank of Canada	KRW	61,074,225,000	USD	52,100,000	53,794,452	1,694,452
11/06/2020	UBS AG	KRW	3,156,794,480	USD	2,800,000	2,780,519	(19,481)
Thai Baht/United States Dollar
11/06/2020	BNP Paribas S.A.	THB	1,419,440,284	USD	45,290,868	45,541,381	250,513
						$ 323,228,648	$ 1,419,600

Aberdeen Asia-Pacific Income Fund, Inc.	21

Portfolio of Investments (concluded)

As of October 31, 2020

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
11/17/2020	Citibank N.A.	USD	99,139,040	AUD	140,000,000	$ 98,412,242	$ 726,798
United States Dollar/Chinese Yuan Renminbi Offshore
11/17/2020	Citibank N.A.	USD	2,800,000	CNH	19,099,598	2,849,511	(49,511)
11/17/2020	HSBC Bank USA	USD	29,000,000	CNH	198,482,728	29,612,076	(612,076)
United States Dollar/Indonesian Rupiah
01/20/2021	UBS AG	USD	10,100,001	IDR	149,126,500,000	10,017,071	82,930
United States Dollar/Malaysian Ringgit
12/09/2020	BNP Paribas S.A.	USD	33,741,160	MYR	141,257,000	33,962,745	(221,585)
12/09/2020	Standard Chartered Bank	USD	3,045,052	MYR	12,700,000	3,053,490	(8,438)
United States Dollar/Singapore Dollar
11/13/2020	BNP Paribas S.A.	USD	8,200,000	SGD	11,130,787	8,148,782	51,218
11/13/2020	Standard Chartered Bank	USD	3,800,000	SGD	5,224,149	3,824,568	(24,568)
United States Dollar/South Korean Won
11/06/2020	Royal Bank of Canada	USD	11,500,000	KRW	13,459,421,750	11,855,119	(355,119)
11/06/2020	UBS AG	USD	3,900,000	KRW	4,536,872,790	3,996,098	(96,098)
United States Dollar/Thai Baht
11/06/2020	Standard Chartered Bank	USD	2,700,000	THB	85,222,260	2,734,275	(34,275)
						$208,465,977	$ (540,724)
						$531,694,625	$ 878,876
Unrealized appreciation on forward foreign currency exchange contracts							$ 3,425,898
Unrealized depreciation on forward foreign currency exchange contracts							$ (2,547,022)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2020, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	20,000,000	06/10/2027	Citigroup	Receive	3-month LIBOR	0.70%	$ –	$(183,316)
USD	15,000,000	05/06/2030	Citigroup	Receive	3-month LIBOR	0.62%	8,443	286,688
USD	5,000,000	05/11/2030	Citigroup	Receive	3-month LIBOR	0.67%	–	70,873
USD	25,000,000	06/02/2031	Citigroup	Receive	3-month LIBOR	0.72%	–	460,053
							$ 8,443	$634,298

See Notes to Financial Statements.

22	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2020

Assets

Investments, at value (cost $1,581,298,668)	$1,565,456,676
Short-term investments, at value (cost $40,741,904)	40,741,904
Cash at broker for interest rate swaps	3,268,953
Foreign currency, at value (cost $2,786,448)	2,799,034
Cash at broker for futures contracts	2,434,016
Cash at broker for China A shares	13,461
Cash at broker for forward foreign currency contracts	160,000
Due from broker	289,269
Interest receivable	22,823,773
Unrealized appreciation on forward foreign currency exchange contracts	3,425,898
Receivable for investments sold	1,578,293
Variation margin receivable for futures contracts	846,182
Variation margin receivable for centrally cleared swaps	186,388
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	2,544,849
Prepaid expenses and other assets	90,342
Total assets	1,646,659,038

Liabilities
Senior secured notes payable (Note 8)	350,000,000
Revolving credit facility payable (Note 9)	65,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Payable for investments purchased	16,587,840
Interest payable on revolving credit facility and senior secured notes	4,441,579
Unrealized depreciation on forward foreign currency exchange contracts	2,547,022
Cash due to broker for forward foreign currency contracts	1,860,000
Variation margin payable for futures contracts	1,579,484
Investment management fees payable (Note 3)	875,540
Deferred foreign capital gains tax	624,684
Due to custodian	289,269
Dividend payable on Series A Mandatory Redeemable Preferred Shares	189,063
Administration fees payable (Note 3)	183,961
Investor relations fees payable (Note 3)	20,934
Other accrued expenses	612,625
Total liabilities	494,812,001

Net Assets Applicable to Common Shareholders	$1,151,847,037

Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$2,476,958
Paid-in capital in excess of par	1,186,530,007
Distributable accumulated loss	(37,159,928)
Net Assets Applicable to Common Shareholders	$1,151,847,037
Net asset value per share based on 247,695,769 shares issued and outstanding	$4.65

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	23

Statement of Operations

For the Year Ended October 31, 2020

Net Investment Income:

Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $2,171,969)	$ 70,600,928
Total Investment Income	70,600,928

Expenses:
Investment management fee (Note 3)	9,028,594
Administration fee (Note 3)	1,896,907
Revolving credit facility, senior secured notes, and Series A Mandatory Redeemable Preferred Shares fees and expenses	1,527,664
Reports to shareholders and proxy solicitation	692,137
Custodian's fees and expenses	503,103
Directors' fees and expenses	290,000
Legal fees and expenses	287,414
Insurance expense	258,242
Investor relations fees and expenses (Note 3)	241,500
Transfer agent's fees and expenses	127,932
Independent auditors' fees and expenses	90,814
Miscellaneous	157,018
Total operating expenses, excluding interest expense	15,101,325
Interest expense (Notes 8 & 9)	15,790,145
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	2,009,286
Net operating expenses	32,900,756

Net investment income applicable to common shareholders	37,700,172

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions (including $502,560 capital gains tax)	37,299,988
Futures contracts	2,448,186
Interest rate swaps	(5,337,827)
Forward foreign currency exchange contracts	(596,263)
Foreign currency transactions	(64,796,350)
(30,982,266)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $(243,122) change in deferred capital gains tax)	(42,503,071)
Interest rate swaps	1,917,200
Futures contracts	(545,418)
Forward foreign currency exchange rate contracts	57,490
Foreign currency translation	59,788,935
18,715,136
Net (loss) from investments, interest rate swaps, futures contracts and foreign currencies	(12,267,130)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$25,433,042

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

24	Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019

Increase/(Decrease) in Net Assets Applicable to Common Shareholders:

Operations:
Net investment income	$ 37,700,172	$ 43,939,283
Net realized gain from investments, interest rate swaps and futures contracts	34,410,347	3,190,843
Net realized loss from foreign currency transactions	(65,392,613)	(41,100,267)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	(41,131,289)	113,261,444
Net change in unrealized appreciation/(depreciation) on foreign currency translation	59,846,425	42,970,078
Net increase in net assets applicable to common shareholders resulting from operations	25,433,042	162,261,381

Distributions to Common Shareholders From:
Distributable earnings	(20,774,928)	(30,504,159)
Tax return of capital	(60,964,698)	(60,840,809)
Net decrease in net assets applicable to common shareholders from distributions	(81,739,626)	(91,344,968)
Repurchase of common stock resulting in the reduction of 0 and 1,284,843 shares of common stock, respectively (Note 6)	–	(5,366,673)
Change in net assets from common stock transactions	–	(5,366,673)
Change in net assets applicable to common shareholders resulting from operations	(56,306,584)	65,549,740

Net Assets Applicable to Common Shareholders:
Beginning of year	1,208,153,621	1,142,603,881
End of year	$1,151,847,037	$1,208,153,621

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	25

Statement of Cash Flows

For the year ended October 31, 2020

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$25,433,042
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(1,443,566,816)
Investments sold and principal repayments	1,658,766,198
Increase in short-term investments, excluding foreign government securities	(1,150,865)
Net amortization/accretion of premium (discount)	7,177,983
Increase in cash due to broker for forward foreign currency exchange contracts	420,000
Decrease in interest and dividends receivable	1,638,344
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(57,490)
Increase in prepaid expenses	97,666
Decrease in interest payable on bank loan	(928,618)
Decrease in accrued investment management fees payable	(28,907)
Increase in other accrued expenses	206,246
Increase in variation margin payable for futures contracts	545,418
Net change in unrealized depreciation from investments	42,503,071
Net change in unrealized appreciation from foreign currency translations	(59,788,935)
Net realized gain on investment transactions	(37,299,988)
Net cash provided by operating activities	193,966,349

Cash Flows from Financing Activities
Increase in payable due to custodian	289,269
Decrease in bank loan payable	(116,000,000)
Distributions paid to shareholders	(81,739,626)
Net cash paid (received) for swap contracts	(750,166)
Net cash used in financing activities	$(198,200,523)
Effect of exchange rate on cash	(24,197)
Net change in cash	(4,258,371)
Unrestricted and restricted cash and foreign currency, beginning of year	13,223,104
Unrestricted and restricted cash and foreign currency, end of year	$8,964,733

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$16,718,763

26	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (concluded)

For the year ended October 31, 2020

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Year Ended October 31, 2020	Year Ended October 31, 2019
Cash	$ –	$ 1,161,810
Foreign currency, at value	2,799,034	5,483,663
Cash at broker for interest rate swaps	3,268,953	3,375,768
Cash at broker for futures contracts	2,434,016	2,958,402
Cash at broker for forward foreign currency contracts	160,000	230,000
Cash at broker for China A shares	13,461	13,461
Due from broker	289,269	–
	$8,964,733	$13,223,104

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	27

Financial Highlights

	For the Fiscal Years Ended October 31,
	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$4.88	$4.59	$5.43	$5.69	$5.57
Net investment income	0.15	0.18	0.21	0.23	0.24
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.05)	0.48	(0.64)	(0.07)	0.29
Total from investment operations applicable to common shareholders	0.10	0.66	(0.43)	0.16	0.53
Distributions to common shareholders from:
Net investment income	(0.07)	(0.12)	(0.25)	(0.26)	(0.24)
Net realized gains	(0.01)	–	–	–	–
Tax return of capital	(0.25)	(0.25)	(0.17)	(0.16)	(0.18)
Total distributions to shareholders	(0.33)	(0.37)	(0.42)	(0.42)	(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 7)	–	–	0.01	–	0.01
Total capital share transactions	–	–	0.01	–	0.01
Net asset value per common share, end of year	$4.65	$4.88	$4.59	$5.43	$5.69
Market value, end of year	$3.80	$4.25	$3.93	$5.03	$4.92

Total Investment Return Based on(b):
Market value	(2.82% )	18.12%	(14.29% )	11.19%	12.90%
Net asset value	3.56%	16.13%	(7.27% )	3.79%	11.35%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,151,847	$1,208,154	$1,142,604	$1,369,104	$1,440,351
Average net assets applicable to common shareholders (000 omitted)	$1,145,806	$1,194,235	$1,290,606	$1,382,050	$1,433,905
Net operating expenses	2.87%	2.84%	2.67%	2.42%	2.23%
Net operating expenses without reimbursement	2.87%	2.84%	2.67%	2.42%	2.23%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.32%	1.22%	1.17%	1.15%	1.14%
Net investment income	3.29%	3.68%	4.14%	4.17%	4.30%
Portfolio turnover	88%	46%	44%	57%	52%
Leverage (senior securities) outstanding (000 omitted)	$415,000	$531,000	$505,000	$550,000	$525,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000	$50,000	$50,000	$50,000	$50,000
Asset coverage ratio on long-term debt obligations at year end(d)	390%	337%	336%	358%	384%
Asset coverage per $1,000 on long-term debt obligations at year end	$3,896	$3,369	$3,362	$3,580	$3,839
Asset coverage ratio on total leverage at year end(e)	348%	308%	306%	328%	350%
Asset coverage per share on total leverage at year end	$3,477	$3,079	$3,059	$3,282	$3,505

(a)	Based on average shares outstanding.

28	Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the fiscal years ended October 31, 2020, 2019, 2018, 2017 and 2016, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 3.47%, 3.85%, 4.30%, 4.32% and 4.16% respectively.

(d)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes and revolving credit facility.

(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	29

Notes to Financial Statements

October 31, 2020

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asia-Pacific debt securities," which include: (1) debt securities of Asia-Pacific Country issuers, including securities issued by Asia-Pacific Country governmental entities, as well as by banks, companies and other entities which are located in Asia-Pacific Countries, whether or not denominated in an Asia-Pacific Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asia-Pacific Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asia-Pacific Country; (3) debt securities issued by entities which, although not located in an Asia-Pacific Country, derive at least 50% of their revenues from Asia-Pacific Countries or have at least 50% of their assets located in Asia-Pacific Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asia-Pacific Country, provided that the debt securities are guaranteed by the parent entity located in the Asia-Pacific Country (the "80% Policy"). With reference to items (3) and (4) above, Asia-Pacific debt securities may be denominated in an Asia-Pacific Country currency or U.S. dollars. "Asia-Pacific Countries" (each, an "Asia-Pacific Country") means countries included in "Asia" and "Oceania" in the United Nations ("UN") geographic regions used by the UN Statistics Division. The 80% Policy, which went into effect on June 24, 2020, is fundamental and may not be changed without a vote of shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Prior to June 24, 2020, the Fund normally invested up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities (the "prior 80% policy"). Under the prior 80% policy "Asian debt securities" included: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. Dollars.

Additionally, prior to June 24, 2020, the maximum country exposure to any one Asian Country (other than Korea) was limited to 20% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) was limited to 10% of the Fund's total assets. Also, prior to June 24, 2020, the maximum country exposure for Korea was limited to 40% of the Fund's total assets, and the maximum currency exposure for Korea was limited to 25% of the Fund's total assets. Although the Fund eliminated these fundamental country limits, it replaced them with non-fundamental country limits. Effective June 24, 2020, the maximum exposure to any one "Investment Grade Country" (other than the U.S.) is limited to 25% of the Fund's total assets and the maximum exposure to any one "Non- Investment Grade Country" is limited to 15% of the Fund's total assets. Investment Grade Countries are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investors Service, Inc. ("Moody's"), BBB- by S&P Global Ratings ("S&P") or BBB- by Fitch or comparably rated by another appropriate nationally or internationally recognized ratings agency. Non-Investment Grade Countries are those that are not Investment Grade Countries.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the

30	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size and the strategies employed by the Fund's investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller "odd lot" sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Aberdeen Asia-Pacific Income Fund, Inc.	31

Notes to Financial Statements (continued)

October 31, 2020

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$884,782,492	$–	$884,782,492
Government Bonds	–	680,674,184	–	680,674,184
Total Fixed Income Investments	–	1,565,456,676	–	1,565,456,676
Short-Term Investment	40,741,904	–	–	40,741,904
Total Investments	$40,741,904	$1,565,456,676	$–	$1,606,198,580
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$817,614	$–	$817,614
Forward Foreign Currency Exchange Contracts	–	3,425,898	–	3,425,898
Futures Contracts	846,182	–	–	846,182
Total Other Financial Instruments	$846,182	$4,243,512	$–	$5,089,694
Total Assets	$41,588,086	$1,569,700,188	$–	$1,611,288,274
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(183,316)	$–	$(183,316)
Forward Foreign Currency Exchange Contracts	–	(2,547,022)	–	(2,547,022)
Futures Contracts	(1,579,484)	–	–	(1,579,484)
Total Liabilities – Other Financial Instruments	$(1,579,484)	$(2,730,338)	$–	$(4,309,822)
Other Financial Instruments

Amounts listed as "–" are $0 or round to $0.

For the fiscal year ended October 31, 2020, there were no significant changes to the fair valuation methodologies.

32	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund's books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, interest rate risk and credit risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2020, the Fund used forward contracts to hedge and efficiently manage Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency

Aberdeen Asia-Pacific Income Fund, Inc.	33

Notes to Financial Statements (continued)

October 31, 2020

prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts ("futures contracts") for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund's position may not exceed 5% of the Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Fund's position may not exceed 100% of the Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the fiscal year ended October 31, 2020, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund's investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties ("OTC Swaps") but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act ("Dodd Frank") and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories ("EMIR") ("Cleared Swaps"). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty ("CCP"), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation

34	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement ("ISDA") for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps ("Clearing Agreement"). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.

Interest Rate Swaps

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the fiscal year ended October 31, 2020, the Fund used interest rate swaps to hedge the interest rate risk on the Fund's Revolving Credit Facility (as defined in Note 9 below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* (interest rate risk)	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$817,614	Unrealized depreciation payable for centrally cleared interest rate swaps	$183,316
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$3,425,898	Unrealized depreciation on forward foreign currency exchange contracts	$2,547,022
Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	$846,182	Variation margin payable for futures contracts	$1,579,484
Total		$5,089,694		$4,309,822

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as "–" are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.	35

Notes to Financial Statements (continued)

October 31, 2020

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
BNP Paribas S.A.	$301,731	$(221,585)	$–	$80,146	$221,585	$(221,585)	$–	$–
Citibank N.A.	1,241,756	(49,511)	(440,000)	752,245	49,511	(49,511)	–	–
HSBC Bank USA	–	–	–	–	787,985	–	–	787,985
Royal Bank of Canada	1,694,452	(1,181,918)	(512,534)	–	1,181,918	(1,181,918)	–	–
Standard Chartered Bank	12,664	(12,664)	–	–	67,281	(12,664)	–	54,617
UBS AG	175,295	(175,295)	–	–	238,742	(175,295)	(63,447)	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2020:

Derivatives Not Accounted For as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$(5,337,827)	$1,917,200
Forward foreign currency exchange contracts (foreign exchange risk)		(596,263)	57,490
Futures contracts (interest rate risk)		2,448,186	(545,418)
Total		$(3,485,904)	$1,429,272

36	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity during the fiscal year ended October 31, 2020. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2020.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$141,490,484
Sale Forward Foreign Currency Contracts	225,691,355
Long Futures Contracts	87,416,840
Short Futures Contracts	114,008,284
Interest Rate Swaps	71,466,667

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See "Bank Loan Risk" under "Portfolio Investment Risks" for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

Distributions to Series A Mandatory Redeemable Preferred Shares (the "Series A MRPS") shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the 'AA' rating guidelines outlined in Fitch Rating's closed-end fund criteria, is in excess of 100%, and (ii) the Fund's asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund's distributions to Series A MRPS shareholders for the fiscal year ended October 31, 2020 were 100% net investment income.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund includes a separately identifiable unit called a Qualified Business Unit ("QBU") (see Internal Revenue Code of 1986, as amended ("IRC") section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The

Aberdeen Asia-Pacific Income Fund, Inc.	37

Notes to Financial Statements (continued)

October 31, 2020

home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office. Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. If a non AUD denominated security were to sit in the AUD QBU and was sold, the sale would generate capital gain/loss as well as currency gain/loss based on the currency exchange between the currency the security is denominated in and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are repatriated to U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund's fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund's annual report to shareholders.

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.

k. Newly Adopted Accounting Pronouncement:

The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08. Under the new standard, certain debt securities with non-contingent call features purchased at a premium are amortized to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the new standard on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. This change in accounting policy resulted in reclassifications to capital accounts as of the beginning of the period, but had no impact on the net asset value of the Fund.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, Investment Sub-Adviser, and Fund Administration:

Aberdeen Standard Investments (Asia) Limited ("ASIAL" or the "Investment Manager") serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Standard Investments Australia Limited (the "Investment Adviser"), serves as the investment adviser and Aberdeen Asset Managers Limited ("AAML" or the "Sub-Adviser") serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively, with the Investment Manager.

The Investment Manager manages the Fund's investments and makes investment decisions on behalf of the Fund including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Adviser

38	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

makes recommendations of securities to be purchased or sold within the Fund's portfolio to the Investment Manager and may provide research or statistical data. The Sub-Adviser manages the portion of the Fund's assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund's average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means.

For the fiscal year ended October 31, 2020, ASIAL earned $9,028,594 from the Fund for investment management fees.

Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund's Administrator pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund's average weekly Managed Assets up to $1 billion, 0.10% of the Fund's average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund's average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2020, ASII earned $1,896,907 from the Fund for administration fees.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2020, the Fund incurred investor relations fees of approximately $241,500. For the fiscal year ended October 31, 2020, ASII did not bear any portion of to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2020, were $1,379,012,219 and $1,522,076,086, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value per share of common stock. During the fiscal year ended October 31, 2020, the Fund repurchased no shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of October 31, 2020, there were 247,695,769 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund's website on a monthly basis.

For the fiscal year ended October 31, 2020 and fiscal year ended October 31, 2019, the Fund repurchased 0 and 1,284,843 shares, respectively, through this program.

7. Preferred Shares

At October 31, 2020, the Fund had 2,000,000 shares of Series A MRPS, rated 'AA' by Fitch ratings, outstanding with an aggregate liquidation

Aberdeen Asia-Pacific Income Fund, Inc.	39

Notes to Financial Statements (continued)

October 31, 2020

preference of $50,000,000 ($25 per share). On May 14, 2020, Fitch Ratings announced the ratings of the Series A MRPS had been placed on Ratings Watch Negative ("RWN"). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at October 31, 2020.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$52,763,052

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the fiscal year ended October 31, 2020, the Fund paid $2,009,286 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund's outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund's rating agency guidelines. As of October 31, 2020, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund's Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund's stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At October 31, 2020, the Fund had $350,000,000 in aggregate principal amount of senior secured notes rated 'AA' by Fitch Ratings outstanding ($100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023, $50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032, $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032 and $100,000,000 in 3.73% Series D Senior Secured Notes due June 19, 2034) (collectively, the "Notes"). On May 14, 2020, Fitch Ratings announced a ratings downgrade on the outstanding Notes from 'AAA' to 'AA' and the Notes were also placed on RWN. The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series B Notes, the Series C Notes, the Series D Notes and the Series E Notes accrue interest at annual fixed rates of 3.69%, 3.87%, 3.70% and 3.73%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline. On March 31, 2020, the Fund prepaid the entire $100 million of outstanding Series A notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at October 31, 2020.

40	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series B	June 12, 2023	3.69%	$100,000,000	$105,595,217
Series C	February 8, 2032	3.87%	$50,000,000	$58,542,295
Series D	August 10, 2032	3.70%	$100,000,000	$115,998,921
Series E	June 19, 2034	3.73%	$100,000,000	$118,527,897

9. Credit Facility

On April 6, 2020, the Fund extended the term of its existing credit agreement for 120 days, until August 5, 2020, providing for a $100,000,000 senior secured revolving credit loan facility (the "Revolving Credit Facility") with a syndicate of banks with Bank of America Merrill Lynch, N.A., ("BofA") acting as administrative agent. On August 5, 2020, the Fund executed an amendment and assignment of the Credit Agreement that extended the term of the credit agreement to August 4, 2021. The amendment and assignment also appointed the Bank of Nova Scotia to replace BofA as administrative agent. At October 31, 2020, the Fund had $65,000,000 outstanding under the Revolving Credit Facility. Under the terms of the Revolving Credit Facility and the Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the fiscal year ended October 31, 2020, the average interest rate on the Revolving Credit Facility was 1.97% and the average balance of the Revolving Credit Facility was $59,081,967. The balance as of October 31, 2020 was $65,000,000.

The Revolving Credit Facility has a term of one year and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

10. Risks of Leveraged Capital Structure

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions.

The amounts borrowed under the Revolving Credit Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under the Revolving Credit Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund). If there exists an event of default under the Securities Purchase Agreement that has not been cured, the holders of the Series A MRPS have the right to cause the Fund's outstanding borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable.

Each of the Revolving Credit Facility Agreement, the Note Purchase Agreement or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and

Aberdeen Asia-Pacific Income Fund, Inc.	41

Notes to Financial Statements (continued)

October 31, 2020

policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of October 31, 2020, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the fiscal year ended October 31, 2020, the Fund incurred fees of approximately $1,427,863 for the Revolving Credit Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Manager are unsuccessful.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

f. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

42	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

g. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

h. LIBOR Risk:

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally,

the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

13. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,590,322,647	$41,358,420	$(25,482,488)	$15,875,932

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 was as follows:

	October 31, 2020	October 31, 2019
Distributions paid from:
Ordinary Income	$18,507,649	$30,504,159
Net long-term capital gains	2,267,279	–
Tax return of capital	60,964,698	60,840,809
Total tax character of distributions	$81,739,626	$91,344,968

As of October 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	–
Other currency gains	(4,502,082)
Other temporary differences	286,720
Unrealized appreciation/(depreciation) – securities	16,591,559*
Unrealized appreciation/(depreciation) – currency	(49,536,125)*
Total accumulated earnings/(losses) – net	$(37,159,928)

Aberdeen Asia-Pacific Income Fund, Inc.	43

Notes to Financial Statements (concluded)

October 31, 2020

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts, and other timing differences.

14. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2020, other than as noted below.

On November 10, 2020 and December 9, 2020, the Fund announced that it will pay on November 30, 2020 and January 8, 2021, a distribution of US $0.0275 per share to all shareholders of record as of November 20, 2020 and December 31, 2020, respectively.

On December 9, 2020, following the publication on December 4, 2020 of updated "Closed-End Funds and Market Value Structures Ratings Criteria", Fitch placed the long term ratings of 311 closed end fund debt issuances, including the Fund's Notes and Series A MRPS, under critical observation. See "Loan Facilities and the Use of Leverage" under "Report of the Investment Manager" for more information relating to the Fund's leveraged capital structure and related Fitch ratings.

44	Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Asia-Pacific Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Asia-Pacific Income Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2020, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 29, 2020

Aberdeen Asia-Pacific Income Fund, Inc.	45

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Asia-Pacific Income Fund, Inc. during the fiscal year ended October 31, 2020:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/29/19 – 1/10/20	1.605%	98.33%
1/28/20 – 10/30/20	74.265%	57.12%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held virtually on May 6, 2020. The description of the proposal and number of shares voted at the meeting are as follows:

To elect one Class II Director to the Board of Directors:

	Votes For	Votes Against/ Withheld	Votes Abstained
P. Gerald Malone	166,391,874	13,025,036	94,184

To elect one Preferred Share Director to the Board of Directors:

	Votes For	Votes Against/ Withheld	Votes Abstained
Peter D. Sacks	2,000,000	0	0

To approve the continuation of Term for Director under the Corporate Governance Policies:

	Votes For	Votes Against/ Withheld	Votes Abstained
Neville J. Miles	166,023,293	13,391,744	96,056

Directors whose term of office continued beyond the meeting are as follows: Martin J. Gilbert, Moritz Sell and William J. Potter.

46	Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

Results of Special Meeting of Shareholders

The Special Meeting of Shareholders was adjourned on June 10, 2020. The description of the proposal and number of shares voted at the meeting are as follows:

Proposal 1: To approve the amendments to, or the elimination of, the Fund's fundamental investment policies as follows:

Proposal 1a : To amend the fundamental policy regarding investment of up to 80% in Asian Debt securities so that the Fund would normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in "Asia-Pacific debt" securities and to define "Asia-Pacific debt".

Votes For	Votes Against	Abstained
117,134,483	5,269,943	4,889,604

Proposal 1b: To eliminate the Fund's fundamental investment policy that the maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund's total assets.

Votes For	Votes Against	Abstained
100,836,336	21,934,615	4,523,080

Proposal 1c: To eliminate the Fund's fundamental investment policy that at least 20% of the Fund's total assets will be invested in "Australian debt securities."

Votes For	Votes Against	Abstained
114,879,352	7,930,407	4,484,271

Proposal 1d: To eliminate the Fund's fundamental investment policy that the maximum country exposure for Korea is limited to 40% of the Fund's total assets.

Votes For	Votes Against	Abstained
100,789,866	21,957,273	4,546,892

Proposal 1e: To eliminate the Fund's fundamental investment policy that the maximum country exposure for New Zealand is limited to 35% of the Fund's total assets.

Votes For	Votes Against	Abstained
114,916,293	7,841,358	4,536,380

Proposal 1f: To eliminate the Fund's fundamental investment policy that the maximum currency exposure to any one Asian currency (other than Korea) is limited to 10% of total assets.

Votes For	Votes Against	Abstained
101,189,739	21,611,127	4,493,164

Proposal 1g: To eliminate the Fund's fundamental investment policy that the maximum currency exposure for Korea is 25% of the Fund's total assets.

Votes For	Votes Against	Abstained
113,847,671	8,860,293	4,586,066

Aberdeen Asia-Pacific Income Fund, Inc.	47

Supplemental Information (unaudited) (continued)

Proposal 1h: To eliminate the Fund's fundamental investment policy that the maximum currency exposure for New Zealand is 35% of the Fund's total assets.

Votes For	Votes Against	Abstained
114,641,103	8,183,815	4,469,113

Proposal 1i:To make the Fund's fundamental temporary defensive investment policy with respect to temporarily investing 100% of its assets in U.S. debt securities a non-fundamental policy but to include U.S. cash as well.

Votes For	Votes Against	Abstained
116,033,809	6,396,554	4,863,667

Proposal 1j: To make the Fund's fundamental investment policy to invest up to 35% of its total assets in Asian debt securities rated below BBB- or Baa3 a non-fundamental policy – but with respect to Asia-Pacific debt securities instead of Asian debt securities.

Votes For	Votes Against	Abstained
100,659,956	21,446,583	5,187,491

Proposal 1k: To make the Fund's fundamental investment policy with respect to entering into repurchase agreements a non-fundamental investment policy.

Votes For	Votes Against	Abstained
115,846,347	6,561,290	4,886,394

Proposal 1l: To make the Fund's fundamental investment policy with respect to investing up to 10% of its total assets in securities rated below B- at the time of investment a non-fundamental investment policy.

Votes For	Votes Against	Abstained
101,547,578	20,993,964	4,752,489

Board of Directors' Consideration of Management, Advisory and Sub-Advisory Agreements

At a regularly scheduled quarterly meeting (the "Quarterly Meeting") of the Board of Directors (the "Board") of Aberdeen Asia-Pacific Fund, Inc. ("FAX" or the "Fund") held on June 17, 2020, the Board, including a majority of the Directors who are not considered to be "interested persons" of the Fund (the "Independent Directors") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Fund's management agreement with Aberdeen Standard Investments (Asia) Limited (the "Investment Manager"), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Standard Investments Australia Limited (the "Investment Adviser"), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the "Sub-Adviser"). Pursuant to relief granted by the U.S. Securities and Exchange Commission (the "SEC") in light of the COVID-19 pandemic (the "Order") and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Quarterly Meeting was held via teleconference. In addition, the Independent Directors of the Fund held a separate telephonic meeting on June 10, 2020 to review the materials provided and the relevant legal considerations (together with the Quarterly Meeting held on June 17, 2020, the "Meetings"). The Investment Manager, the Investment Adviser and the Sub-Adviser are referred to collectively herein as the "Advisers" and the aforementioned agreements with the Advisers are referred to as the "Advisory Agreements." The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In connection with their consideration of whether to approve the continuation of the Fund's Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information, and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) information

48	Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

on the investment performance of the Fund and the performance of peer groups of funds and the Fund's performance benchmark; (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors' independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors' independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund's Independent Directors, also considered other matters such as: (i) the Fund's investment objective and strategies; (ii) the procedures employed to value the Fund's assets; (iii) the Advisers' investment personnel and operations; (iv) the Advisers' financial results and financial condition; (v) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund's brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional information from the Advisers.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund's investment performance and information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board's Contract Review Committee, which consists solely of the Board's Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information that compared the Fund's return to comparable investment companies focused on non-U.S. regions. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC ("SI"), an independent third-party provider of investment company data as to the Fund's total return, as compared with the funds in the Fund's Morningstar category (the "Morningstar Group"). In addition, the Board received and reviewed information for each of the last five fiscal years regarding the Fund's total return on a gross and net basis and relative to the Fund's benchmark, the impact of foreign currency movements on the Fund's performance and the Fund's share performance and premium/discount information. The Board also received and reviewed information on the Fund's total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds and one separate account. The Board took into account information about the Fund's discount/premium ranking relative to its Morningstar Group and considered management's discussion of the Fund's performance. Additionally, the Directors considered management's discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.

The Board also considered the Advisers' performance and reputation generally, the historical responsiveness of the Investment Manager to Director concerns about performance, and the willingness of the Advisers to take steps intended to improve performance.

Fees and expenses. The Board reviewed with management the effective annual fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund's effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a "Peer Group"). The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund's total managed assets, whether attributable to common stock or borrowings, if any. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser's fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered that the compensation paid to the Investment Adviser and

Aberdeen Asia-Pacific Income Fund, Inc.	49

Supplemental Information (unaudited) (concluded)

Sub-Adviser was paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund's shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management's discussion of the Fund's expenses, including the factors that impacted the Fund's expenses.

Economies of Scale. The Board considered management's discussion of the Fund's management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund's management fee compared to its Peer Group at higher asset levels and that the Fund's management fee schedule provides breakpoints at higher asset levels.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Directors took into account the Advisers' investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the Advisers' risk management processes. The Board considered the background and experience of the Advisers' senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Advisers' compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board considered that they received information on a regular basis from the Fund's Chief Compliance Officer regarding the Advisers' compliance policies and procedures and considered the Advisers' brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreements.

The Directors also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•	so-called "fallout benefits" to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the nature, quality, cost and extent of administrative services provided by Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of the Adviser, under a separate agreement covering administrative services.

***

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board's Independent Directors voting separately, approved the Fund's Advisory Agreements for an additional one-year period. Pursuant to the SEC Order, the Board determined that the Directors, including the Independent Directors, voting separately, would ratify their approval at the next in-person Board meeting.

50	Aberdeen Asia-Pacific Income Fund, Inc.

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the applicable period, there were several changes to the Fund's fundamental investment policies and restrictions that were approved by Shareholders and that went into effect on June 24, 2020. These fundamental policy and restriction changes were described in the proxy statement for the Fund's Special Meeting of Shareholders originally scheduled for April 24, 2020 and held on June 10, 2020 and in the Fund's Semi-annual Report to Shareholders for the period ended April 30, 2020.

Additionally, the Fund's non-fundamental 80% investment policy regarding Asian debt securities, Australian debt securities and New Zealand debt securities was eliminated effective September 15, 2020.

In addition, there were several non-fundamental policy changes that were implemented on June 24, 2020. Other than the Fund's revised 80% investment policy and the fundamental investment restrictions, each of the new and/or amended investment policies are non-fundamental and can be changed by the Board. These non-fundamental policy changes are described below:

	Former Policy	New Board Approved Policy
Fundamental 80% policy	The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities.	See the second and third paragraphs under "Investment Objectives and Policies" below.
Counterparty minimum rating	The Fund will only use counterparty institutions rated A- or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.	The Fund will only use counterparty institutions rated A- or better by recognized international rating agencies for all over-the-counter derivatives transactions.
Counterparty exposure limit	A maximum of 7.5% of the Fund's total assets may be invested in a derivative transaction with any single counterparty.	Terminated such policy.
Sydney exchange exposure	The Fund's maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund's total assets.	Terminated such policy.
Asian Futures exchange exposure	A maximum of 7% of the Fund's total assets may have exposure to derivatives traded on any one Asian Futures Exchanges.	Terminated such policy.
Single position exposure	The Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian, New Zealand or Asian Country governmental entities, to 5% of its total assets at the time of purchase	The Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Asia-Pacific Country or Other Country governmental entities, to 5% of its total assets at the time of purchase.
Other Country Exposure	N/A	The Fund may invest up to 10% of its total assets in the debt securities of any Other Country.

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Additional Information Regarding the Fund (unaudited) (continued)

	Former Policy	New Board Approved Policy
Australian government entities	The Fund may invest without limitation in securities of Australian governmental entities and intends to invest at least 25% of its assets in securities of Australian governmental entities.	Terminated such policy.
New Zealand government entities	The Fund may, at the time of purchase, invest up to 24.9% of its total assets in New Zealand governmental securities and Korea governmental securities.	Terminated such policy.
Asian government entities	The Fund also may, at the time of purchase, invest up to 15% of its total assets in Asian Country (other than Korea) governmental securities.	Terminated such policy.
Yen, Euro and British pound exposure	A maximum of 20% of the Fund's total assets in Asian debt securities can be denominated in any combination of Yen, Euro and British pound.	A maximum of 20% of the Fund's total assets in Asia-Pacific Country debt securities can be denominated in any combination of Yen, Euro and British pound.
Other Country currency exposure	N/A	The maximum exposure to any one Other Country currency (excluding U.S. dollars) is limited to 10% of the Fund's total assets.

In connection with the fundamental and non-fundamental policy and restriction changes noted above, the Fund began the process of reducing its exposure to Australian dollar denominated bonds in favor of a more diversified exposure in terms of country and currency allocations and a reduction in the average credit rating of the bonds in the Fund's portfolio. Because the Fund previously could invest in emerging markets and was permitted to invest in lower-rated securities, it was already subject to the related risks of doing so, including emerging markets risk, foreign currency exposure risk, and high-yield bonds and other lower-rated securities risk. However, portfolio changes consistent with the policy changes increased the extent to which the Fund is subject to these risks.

Other than as noted above, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis, (ii) no material changes to the Fund's principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control.

Changes to Persons Responsible for Day-to-Day Management of the Fund

The Fund is managed by Aberdeen Standard Investments' Asia-Pacific fixed income team. The team works in a truly collaborative fashion, with all team members having both portfolio management and research responsibilities. The team is responsible for day-to-day management of the Fund.

Effective May 2020, Mark Baker replaced Lin-Jing Leong as part of the team having the most significant responsibility for the day-to-day management of the Fund's portfolio which includes Kenneth Akintewe, David Choi, Paul Lukaszewski and Adam McCabe.

Individual & Position	Services Rendered	Past Business Experience
Mark Baker – Investment Director	Responsible for Sovereign Debt on Asian Fixed Income.	Currently, Investment Director on the Asian Fixed Income team at Aberdeen Standard Investments. Mark began his investment career in 2001 at Henderson Global Investors before moving to Citigroup Asset Management. Prior to joining Standard Life Investments in 2012, Mark spent seven years at Threadneedle Investments as an Investment Specialist for Emerging Market Fixed Income.

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Investment Objective and Policies

The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund's investment objective may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

Fundamental Investment Policies

To achieve its investment objective, the Fund normally invests at least 80% of its total assets, plus the amount of any borrowings for investment purposes in "Asia-Pacific debt securities," which include: (1) debt securities of Asia-Pacific Country issuers, including securities issued by Asia-Pacific Country governmental entities, as well as by banks, companies and other entities which are located in Asia-Pacific Countries, whether or not denominated in an Asia-Pacific Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asia-Pacific Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asia-Pacific Country; (3) debt securities issued by entities which, although not located in an Asia-Pacific Country, derive at least 50% of their revenues from Asia-Pacific Countries or have at least 50% of their assets located in Asia-Pacific Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asia-Pacific Country, provided that the debt securities are guaranteed by the parent entity located in the Asia-Pacific Country. With reference to items (3) and (4) above, Asia-Pacific debt securities may be denominated in an Asia-Pacific Country currency or U.S. dollars.

"Asia-Pacific Countries" (each, an "Asia-Pacific Country") means countries included in "Asia" and "Oceania" in the United Nations ("UN") geographic regions used by the UN Statistics Division.

Non-Fundamental Investment Policies

The Fund may invest up to 10% of its total assets in the debt securities of any one country other than the U.S. or an Asia-Pacific Country ("Other Country" debt securities). The maximum exposure to any one Other Country currency (excluding U.S. dollars) is limited to 10% of the Fund's total assets.

The maximum exposure to any one Investment Grade Country (other than the U.S.) is limited to 25% of the Fund's total assets and the maximum exposure to any one Non-Investment Grade Country is limited to 15% of total assets. Investment Grade Countries are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investors Service, Inc. ("Moody's"), BBB- by S&P Global Ratings ("S&P") or BBB- by Fitch or comparably rated by another appropriate nationally or internationally recognized ratings agency. Non-Investment Grade Countries are those that are not Investment Grade Countries.

The maximum currency exposure to any one Investment Grade Country currency (other than U.S. currency) is limited to 25% of the Fund's total assets, the maximum currency exposure to any one Non-Investment Grade Country currency is limited to 15% of total assets.

During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. cash and debt securities.

In order to accommodate investment in Asia-Pacific markets, the Fund may invest up to 35% of its total assets in Asia-Pacific debt securities rated below BBB- by S&P, Baa3 by Moody's or BBB- by Fitch (also known as "junk bonds"), or judged by the Investment Manager to be below investment grade at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used. The Fund may invest up to 35% of its total assets in Asia-Pacific debt securities which may be deemed to be illiquid.

The Fund may invest up to 10% of its total assets in securities rated by S&P, Moody's, Fitch, or judged by the Investment Manager to be, below B- at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized ratings services may be used.

The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

A maximum of 20% of the Fund's total assets in Asia-Pacific debt securities can be denominated in any combination of Yen, Euro and British pound.

The Fund may invest up to 10% of its total assets in secondary market bank loans, and up to an additional 10% of its total assets in convertible securities and other hybrid securities, and up to an additional 10% of its total assets in asset-backed securities.

Aberdeen Asia-Pacific Income Fund, Inc.	53

Additional Information Regarding the Fund (unaudited) (continued)

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of debt securities or preferred stock. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). The Fund may use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act. The following guidelines apply with respect to the Fund's derivative investments:

(a)  The Fund will only use counterparty institutions rated A- or better by recognized international rating agencies for all over the counter ("OTC") derivatives transactions.

(b)  A maximum of 20% of the Fund's total assets may have exposure to currency-linked notes.

(c)  A maximum of 10% of the Fund's total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

(d)  Exchange-traded derivatives may only be traded on regulated derivative exchanges and a maximum of 35% of the Fund's total assets may have exposure to exchange-traded derivatives.

(e)  A maximum of 20% of the Fund's total assets may have exposure to derivatives traded on the Chicago Board of Trade.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an "acquired company"), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

•     if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

•     if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

•     if the aggregate value of such securities, together with all other acquired company securities in the Fund's portfolio, would exceed 10% of the value of the total assets of the Fund.

As a non-diversified company, there is no investment restriction on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Asia-Pacific Country or Other Country governmental entities, to 5% of its total assets at the time of purchase. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. The average U.S. dollar weighted maturity of the Fund's portfolio is not expected to exceed 10 years.

Risk Factors

The Fund is designed as a long-term investment vehicle and not as a trading tool. An investment in the Fund's common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. The value of an investment in the Fund's common shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund's common shares you should consider carefully the following principal risks of investing in the Fund.

Market events risk

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, including unfavorable international trade policies or developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on

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the world economy, which in turn could adversely affect the Fund's investments. Such events can negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund's service providers rely and could otherwise disrupt the Fund's service providers' ability to fulfill their obligations to the Fund.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund's investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

Libor Transition. Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

COVID-19. Beginning in the first quarter of 2020, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in this prospectus, including:

•     significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•     the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•     operational impacts on and availability of key personnel of the Advisers, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•     difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Advisers and the Fund's service providers' personnel during the pandemic;

•     significant changes to the valuations of pending or prospective investments; and

•     limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market

Aberdeen Asia-Pacific Income Fund, Inc.	55

Additional Information Regarding the Fund (unaudited) (continued)

interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Brexit Risks. The ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit from the EU on January 31, 2020 ("Brexit") have yet to provide clarity on what the outcome will be for the UK or Europe. All existing EU-derived laws and regulations will continue to apply in the UK for a transitional period until December 31, 2020. The UK's on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and other effects that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assure that the Fund will not be adversely impacted by Brexit despite preparations.

Leverage Risks

The Fund generally seeks to enhance its total returns through the use of leverage. The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings (including through the issuance of debt securities) and through the issuance of preferred stock. The Fund may seek to enhance returns through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund is currently leveraged through a revolving loan facility, senior secured notes and preferred stock.

With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined below) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied.

The Fund may also enter into certain transactions that create leverage, such as reverse repurchase agreements, which are not subject to the asset coverage requirements set out above so long as the Fund establishes in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such transactions or enters into other transactions offsetting the Fund's obligations in respect to such transactions.

The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Advisers' market outlook, where the rate of return, net of applicable Fund expenses, on the Fund's investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

The Fund may engage in additional borrowings in order to maintain the Fund's desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common stock than if leverage were not used. Interest on borrowings may be at a fixed or floating rate, and the interest at a floating rate generally will be based on short-term rates. The costs associated with the Fund's use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the

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Additional Information Regarding the Fund (unaudited) (continued)

holders of common stock. As long as the rate of return, net of applicable Fund expenses, on the Fund's investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common stock. Conversely, if the Fund's return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common stock will diminish. To the extent that the Fund uses leverage, the net asset value and market price of the common stock and the yield to holders of common stock will be more volatile. The Fund's leveraging strategy may not be successful.

Other Risks

The value of the Fund's assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in fixed income securities. An investment in the Fund's common stock may be speculative and involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Investment and Market Risk. An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Asian-Pacific Region Risk. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian-Pacific region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia-Pacific have historically experienced political uncertainty, corruption, military intervention and social unrest.

Additionally, the Fund may be more volatile than a fund which is broadly diversified geographically. Focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia-Pacific) likely will have a greater effect on portfolio performance than they would in a more geographically diversified fixed income fund.

Australian Risk. Because the Fund invests a significant portion of its assets in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and wildfires and is economically sensitive to environmental events and climate change. Any such event could result in a significant adverse impact on the Australian economy.

Terrorism and Cybersecurity Risk. Infrastructure-related issuers are subject to disruption as a result of terrorist activities and other geopolitical events, including upheaval in the Middle East or other energy-producing regions. Cyber hacking could also cause significant disruption and harm to infrastructure-related issuers. The U.S. government has issued warnings that certain infrastructure assets, specifically those related to energy infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, "cyber networks") might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

In addition, the Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or the Fund's service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.

Credit Risk. Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund's investments

Aberdeen Asia-Pacific Income Fund, Inc.	57

Additional Information Regarding the Fund (unaudited) (continued)

in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute when market interest rates are at low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. The Fund's use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's common shares.

Foreign Securities Risk. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund's Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Developing and Emerging Markets Risk. Investing in the securities of issuers located in developing and emerging market countries (and to a

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certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual developing and emerging market countries may differ favourably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

Adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States or other developed market countries.

Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

Investments in developing and emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Foreign Currency Risk. The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets.

The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

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Sovereign Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.

Corporate Debt Risk. The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Below Investment Grade Securities Risk. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund's portfolio.

Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings.

The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk.

Liquidity Risk. While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing and emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many non-U.S. debt and sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales. The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Illiquid securities generally trade at a discount.

Bank Loans Risk. Bank loans are generally subject to legal or contractual restrictions on resale. Bank loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for bank loan interests and it may be difficult for the Fund to value bank loans. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities. If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

Convertible Securities Risk. The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock

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or other equity securities of the same or a different issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

Derivatives Risk. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•     an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•     the possible absence of a liquid secondary market for any particular derivative at any time;

•     the potential loss if the counterparty to the transaction does not perform as promised;

•     the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•     the risk that the financial intermediary "manufacturing" the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•     because certain derivatives are "manufactured" by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•     the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Advisers to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The Fund may use interest rate swaps to hedge up to 100% of its leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the Fund's leverage.

Hedging Strategy Risk. Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Advisers' ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Advisers' judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Advisers are under no obligation to engage in any hedging strategies, and may, in their discretion, choose not to engage in hedging strategies. Even if the Advisers desire to hedge some of the Fund's risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund's investments.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund.

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Additional Information Regarding the Fund (unaudited) (continued)

If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's common stock and dividends can decline.

Management Risk. The Advisers' judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Conflicts of Interest Risk. The Investment Manager's, the Investment Adviser's and the Sub-Adviser's advisory fees are based on net assets plus the amount of any borrowings for investment purposes. Consequently, the Advisers will benefit from an increase in the Fund's net assets resulting from an offering. In addition, a Director who is an "interested person" (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from this offering because of such affiliations.

Net Asset Value Discount. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

Distribution Rate. It is the Fund's current policy to pay distributions on a monthly basis. If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversification Risk. As a "non-diversified" investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is "diversified," exposing the Fund to greater risk. The Fund, however, intends to comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company.

Anti-takeover Charter Provisions. The Fund's charter and bylaws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management.

Repurchase Agreements Risk. These transactions involve risks in the event of counterparty default or insolvency.

Securities Lending Risk. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Tax Risk. The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (the "IRS"). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

FUNDAMENTAL INVESTMENT RESTRICTIONS

A.  The Fund has elected to be classified as a non-diversified closed-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

B.  The Fund will not:

(1)  issue senior securities, except (a) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by these investment restrictions and (b) that the Fund may issue one or more series of its preferred stock, if permitted by its Articles of Incorporation, including Articles of Amendment and Articles Supplementary thereto;

(2)  borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)  engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)  purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

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(5)  purchase physical commodities or contracts relating to physical commodities;

(6)  make loans to other persons, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(7)  concentrate its investments in a particular industry or group of industries, as those terms are used in the Investment Company Act of 1940, as amended or modified by regulatory authority having jurisdiction from time to time, except that at any time the Fund has invested more than 25% of its total assets in securities of issuers of a particular country, the Fund may invest more than 25% of its assets, and up to the amount of its total assets invested in securities of issuers of that country, in securities issued or guaranteed, as to payment of principal and interest, by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country.

For purposes of Restriction 7, above, "securities of issuers of a particular country" shall include: (a) securities of issuers located in that country; (b) securities that are denominated in, or linked to, the currency of that country, including securities of supranational issuers and derivative securities that replicate, or substitute for, the currency of that country; (c) securities of issuers that derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; (d) securities issued by a parent or subsidiary of, and guaranteed by, an entity located in that country; (e) securities issued by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country; and (f) repurchase agreements with respect to any of the foregoing securities.

Portfolio Investments

The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund's investment objective, policies and restrictions permit it to buy.

Debt Securities

Local Currency Sovereign and Quasi-Sovereign Bonds. The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.

Commercial Banks. The Fund may also invest in securities issued by banks, whether or not denominated in the currency of the country where such bank is located.

U.S. Dollar-Denominated Debt Securities. The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain foreign debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in developed markets, investment grade developing or emerging markets, or sub-investment grade developing or emerging markets and may be issued and/or registered in the United States. U.S. dollar-denominated debt securities are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the maintenance of a sufficiently liquid market for the specific issue. Such securities are also affected by movements in U.S. interest rates.

External Debt. The Fund may invest in external debt obligations, which are often longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. External debt is typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semi-annual interest payments in the currency in which the bond was issued.

Supranational Debt Obligations. The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the IMF, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.

Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a developed market, an investment grade developing or emerging market or a sub-investment grade developing or emerging market.

U.S. Securities

Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit

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risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody's Investor Services ("Moody's") or AA or better by Standard & Poor's Ratings Service ("S&P"), finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-2 or better by Moody's or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody's or AA or better by S&P (including certificates of deposit, bankers' acceptances and other short-term obligations).

Bank Loans

The Fund may acquire privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. The bank loans in which the Fund invests may be structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Asset-Backed Securities

Asset-backed securities are a form of structured debt obligation. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level or risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for asset-backed securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Derivatives

With respect to all of its portfolio, the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk, modify credit risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular foreign market or security, where either the physical security is judged by the Advisers to be too expensive, or the Advisers believe there is an insufficient supply of the particular security or no security fitting the precise needs of the Fund exists. The types of derivatives which may be used include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund; however, the Board has

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authorized the use of reverse repurchase agreements as a form of leverage.

Investment in fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.

The derivatives used for adjusting currency exposures or replicating underlying securities are usually OTC securities. OTC securities carry credit risk associated with the counterparty institution. See "Risk Factors and Special Considerations – Use of Derivatives." To manage this risk, the Fund will only use counterparty institutions rated A- or better by recognized international rating agencies. Only up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, credit and currency derivatives exposure). A maximum of 20% of total assets may be at risk in currency-linked notes.

The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the lending banks for the Fund's bank loan.

Derivatives may be used to hedge the interest rate risk associated with the Fund's outstanding leverage. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its bank loan. At present, the Fund has been authorized by its Board of Directors to hedge up to 100% of the Fund's liability with respect to its bank loan. See "Portfolio Securities – Derivative Securities – Swaps" and "Risk Factors and Special Considerations – Use of Derivatives." The following guidelines apply with respect to the Fund's derivative instruments:

(a)  The Fund will only use counterparty institutions rated A- or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.

(b)  A maximum of 20% of the Fund's total assets may have exposure to currency-linked notes.

(c)  A maximum of 10% of the Fund's total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

(d)  Exchange-traded derivatives may only be traded on regulated derivative exchanges and a maximum of 35% of the Fund's total assets may have exposure to exchange-traded derivatives.

(e)  The Fund's maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund's total assets.

(f)   A maximum of 20% of the Fund's total assets may have exposure to derivatives traded on the Chicago Board of Trade.

Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes to achieve objectives similar to those achieved utilizing foreign currency futures or forward contracts. The potential benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the expected direction, the Fund could sustain losses on transactions in foreign currency options. Where currency exchange rates move in the expected direction, but not to the extent anticipated, the Fund could still sustain losses on transactions in foreign currency options.

Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for

Aberdeen Asia-Pacific Income Fund, Inc.	65

Additional Information Regarding the Fund (unaudited) (continued)

performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both underlying assets which are traded on U.S. commodities exchanges and those which are not. Unlike trading on U.S. exchanges, trading on foreign commodities exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Advisers' ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction. Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.

The Investment Manager has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Investment Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA in respect of the Fund.

Swaps. The Fund may enter into interest rate swaps, currency swaps, credit default swaps and other types of available swap agreements, including swaps on securities, financial assets and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or financial asset prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Advisers determine it is consistent with the Fund's investment objective and policies.

66	Aberdeen Asia-Pacific Income Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

Asset Coverage for Certain Derivative Transactions. The Fund will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these transactions are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for certain derivatives, such as futures and forward contracts that are not contractually required to be "cash-settled." For certain other derivatives, such as cash-settled futures and forward contracts or swap agreements, the Fund only needs to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation rather than the futures or forward contract's or the swap agreement's full notional value. The Fund reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Private Placements

Certain debt securities purchased by the Fund may have been placed privately. These securities are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.

Other Investment Companies

Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest in securities issued by other investment companies that invest primarily in fixed-income securities. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.

Repurchase and Securities Lending Agreements

The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.

Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar creditworthiness standards approved by the Board of Directors as banks or broker-dealers.

Firm Commitment Agreements and When-Issued Securities

The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Fund will maintain in a

Aberdeen Asia-Pacific Income Fund, Inc.	67

Additional Information Regarding the Fund (unaudited) (concluded)

segregated account with its custodian cash or high-quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued or firm commitment basis.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of senior securities and Preferred Shares as of October 31, 2020 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective Preferred Share dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of October 31, 2020), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered reverse repurchase agreements, covered credit default swaps or other derivative instruments, if any.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common shareholder	(15.4)%	(8.4)%	(1.4)%	5.6%	12.6%

Based on estimated indebtedness of $465,000,000 (representing approximately 28.8% of the Fund's Managed Assets as of October 31, 2020), and an weighted annual interest rate of 3.46%(effective interest rate as of October 31, 2020 on the senior securities and preferred shares), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 1.00% to cover annual interest payments on the estimated debt.

Common Share total return is composed of two elements – the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund's portfolio and not the actual performance of the Fund's Common Shares, the value of which is determined by market forces and other factors.

Should Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

68	Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

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Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

70	Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading "Interested Directors." Directors who are not interested persons, as described above, are referred to in the table below under the heading "Independent Directors."

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
Interested Directors
Martin J. Gilbert*** c/o Aberdeen Standard Investments Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2021; Director since 2001	Mr. Gilbert is Chairman of UK companies Revolut Limited (digital banking firm) and Toscafund Asset Management since 2020. He is also a non-executive director of a number of non-U.S. companies, including Glencore plc (producer and marketer of commodities), Saranac Partners (wealth management firm), Old Oak Holdings (Toscafund Asset Management's parent company) and PGA European Tour. Martin is a member of the International Advisory Board of British American Business. Previously, he was Chairman of the UK Prudential Regulation Authority's Practitioner Panel as well as a member of the International Advisory Panel of the Monetary Authority of Singapore. Prior to his retirement from Standard Life Aberdeen plc in 2020, Mr. Gilbert served as Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments Inc. since March 2019. He was a cofounder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983.	28	None.
Independent Directors
P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class II Director	Term expires 2023; Director since 2001	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	27	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.
Neville J. Miles c/o Aberdeen Standard Investments Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1946	Class I Director	Term expires 2022; Director since 1999	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	22	None.

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Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
William J. Potter c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Preferred Share Director	Term expires 2021; Director since 1992	Mr. Potter has been the Chairman of Arsenal Square Holdings (consulting and advisory) since 2018, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, a Director of the National Foreign Trade Council (international trade) 1983-2017, director of Howell Biopharma Ltd (healthcare) since 2018, and director and chairman of Arrow Robotics Ltd (technology) since 2018. He also serves on the boards or advisory boards of a number of private companies and charities including the Queen Elizabeth September 11th Garden and the National Foundation for Cancer Research.	3	None.
Moritz Sell c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2022; Director since 2018	Mr. Sell currently serves as a Principal at Edison Holdings GmbH (commercial real estate and venture capital) (since October 2015). In addition, Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014).	3	Swiss Helvetia Fund (since June 2017) and High Income Securities Fund (since June 2018).
Peter D. Sacks c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1945	Preferred Share Director	Term expires 2023; Director since 1992	Mr. Sacks served as a Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) (from 2015 to 2017). Previously he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) (from 1988 to 2015).	3	Lead Independent Director of Tricon Residential Inc. since May 2014.

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 19 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same "Fund Complex" as the Fund.
**	Current directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Gilbert is deemed to be an interested person because of his former affiliation with the Fund's Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

72 Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Kenneth Akintewe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Head of Asian Sovereign Debt for Aberdeen Standard Investments (Asia) Limited. Mr. Akintewe joined Aberdeen in 2002.
Joseph Andolina** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President – Compliance	Since 2017	Currently, Chief Risk Officer – Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as US Counsel since 2012.
Mark Baker** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1981	Vice President	Since 2019	Currently, an Investment Director within the Emerging Markets Debt team at Aberdeen Standard Investments. Mr. Baker joined ASI in 2012.
Chris Demetriou** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Sharon Ferrari** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Alan Goodson** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Head of Product & Client Solutions – Americas, overseeing Product Management, Product Development and Client Solutions for ASII's registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.

Aberdeen Asia-Pacific Income Fund, Inc. 73

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Bev Hendry** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015	Currently Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).
Matthew Keener** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Keener joined Aberdeen Standard Investments Inc. in 2006 as a Fund Administrator.
Megan Kennedy** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for ASII Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.
Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Asian Fixed Income for Aberdeen Standard Investments (Asia) Limited. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse.
Andrea Melia** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for ASII. Ms. Melia joined ASII in September 2009.
Jim O'Connor** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2020	Currently, Executive Director for Aberdeen Standard Investments Inc. Mr. O'Connor joined ASII in 2010.
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Mr. Pittard joined Aberdeen from KPMG in 1999.
Lucia Sitar** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for ASII Ms. Sitar joined ASII in July 2007 as U.S. Counsel.

74 Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually by the Board.

**	Messrs. Akintewe, Andolina, Baker, Demetriou, Goodson, Hendry, Keener, McCabe, O'Connor and Pittard and Mses. Ferrari, Kennedy, Melia and Sitar may serve as officers of one or more other funds in the Fund Complex.

Aberdeen Asia-Pacific Income Fund, Inc.	75

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Moritz Sell

Investment Manager

Aberdeen Standard Investments (Asia) Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Standard investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

Investor Relations

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

1-800-522-5465

Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE American equities exchange under the symbol "FAX". Information about the Fund's net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FAX ANNUAL

Item 2 – Code of Ethics.

(a)	As of October 31, 2020, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 – Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Peter D. Sacks, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sacks as the Audit and Valuation Committee’s financial expert. Mr. Sacks is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2020	$83,095	$0	$7,720	$0
October 31, 2019	$82,723	$0	$7,610	$0

1          The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2020 and October 31, 2019, respectively KPMG billed $364,945 and $620,047 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	Not applicable.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2010, the Audit and Valuation Committee members were:

P. Gerald Malone

Neville J. Miles

Peter D. Sacks

Moritz Sell

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Manager's and Investment Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 7, 2021.

Individual & Position	Services Rendered	Past Business Experience
Mark Baker – Investment Director	Responsible for Emerging Market Debt Team.	Currently, Investment Director on the Emerging Market Debt team at Aberdeen Standard Investments.
Paul Lukaszewski Head of Corporate Debt, Asia and Australia	Responsible for Corporate Debt on Asian Fixed Income.	Currently, Head of Corporate Debt, Asia and Australia on the Asian Fixed Income team at Aberdeen Standard Investments.
Adam McCabe Head of Fixed Income Asia and Australia	Responsible for Asian and Australian fixed income	Currently Head of Fixed Income, Asia and Australia, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. He joined Aberdeen in 2009 following the acquisition of the CSAM business. He worked for CSAM since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Kenneth Akintewe Head of Asian Sovereign Debt	Responsible for Asian fixed income (interest rates and currencies)	Currently, Head of Asian Sovereign Debt for Aberdeen Standard Investments (Asia) Limited. Mr. Akintewe joined Aberdeen in 2002.
David Choi Head of Australian Macro	Responsible for overseeing day-to-day management and overall supervision of Australian Fixed Income team.	David Choi is the Head of Australian Macro on the Australia Fixed Income desk. David joined Aberdeen in 2011 after spending five years at NSW Treasury Corporation, where he was responsible for portfolio management of both asset and debt portfolios, and specialized in interest rate positioning with responsibility for tactical overlay strategies. He graduated with a Bachelor of Law/Commerce (Finance) from the University of NSW.

(a)(2) The information in the table below is as of October 31, 2020.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Mark Baker	Registered Investment Companies	5	$1,629.25	0	$0
	Pooled Investment Vehicles	44	$3,972.14	0	$0
	Other Accounts	46	$6,471.63	1	$99.32

Paul Lukaszewski	Registered Investment Companies	5	$1,629.25	0	$0
	Pooled Investment Vehicles	44	$3,972.14	0	$0
	Other Accounts	46	$6,471.63	1	$99.32

Adam McCabe	Registered Investment Companies	5	$1,629.25	0	$0
	Pooled Investment Vehicles	44	$3,972.14	0	$0
	Other Accounts	46	$6,471.63	1	$99.32

Kenneth Akintewe	Registered Investment Companies	5	$1,629.25	0	$0
	Pooled Investment Vehicles	44	$3,972.14	0	$0
	Other Accounts	46	$6,471.63	1	$99.32

David Choi	Registered Investment Companies	5	$1,629.25	0	$0
	Pooled Investment Vehicles	44	$3,972.14	0	$0
	Other Accounts	46	$6,471.63	1	$99.32

Total assets are as of October 31, 2020 and have been translated to U.S. dollars at a rate of £1.00 = $1.293.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Advisers sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest. To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which an Adviser has an ownership and/or a greater pecuniary interest over actively managed accounts in which an Adviser has no ownership and/or a lesser pecuniary interest; (2) prevent an Adviser and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts or the Advisers’ duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen plc Shares, with an option to put up to 5% of the deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Advisers may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2020
Mark Baker	$0
Paul Lukaszewski	$0
Adam McCabe	$10,001-50,000
Kenneth Akintewe	$0
David Choi	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 – Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4) and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: January 8, 2021

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: January 8, 2021

EXHIBIT LIST

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4) and 13(c)(5) - Distribution notice to stockholders

13(d) – Proxy Voting Policy of Registrant.

13(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies